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                        THE INCOME FUND OF AMERICA, INC.

                                     Part B
                      Statement of Additional Information

                                October 1, 2007

                    (as supplemented November 19, 2007)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of The Income Fund of America,
Inc. (the "fund" or "IFA") dated October 1, 2007. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                        The Income Fund of America, Inc.
                              Attention: Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                        San Francisco, California 94105
                                  415/421-9360

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

                               TABLE OF CONTENTS

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Financial statements

                      The Income Fund of America -- Page 1
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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

OBJECTIVE

..    The fund will invest at least 65% of its assets in income-producing securities.

EQUITY SECURITIES

..    The fund will generally invest at least 60% of its assets in equity securities. However, the composition of the fund's investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. At times the fund may be substantially invested in equity or debt securities (i.e., more than 60%)
     or may be solely invested in equity or debt securities (i.e., 100%).

DEBT SECURITIES

..    The fund may invest up to 20% of its assets in straight debt securities
     (i.e., debt securities that do not have equity conversion or purchase rights) rated  BB or below by Standard & Poor's Corporation (S&P) and Ba or below by Moody's Investors Service (Moody's) or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

..    The fund may invest up to 25% of its assets in equity securities of issuers domiciled outside the United States and not included in the S&P 500
     Composite Index.

..    The fund may invest up to 10% of its assets in debt securities of issuers domiciled outside the United States (must be U.S. dollar denominated).

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The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

                      The Income Fund of America -- Page 2
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There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited markets or financial resources, may be dependent for management on one or a few key persons and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, the prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have

                      The Income Fund of America -- Page 3
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     to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier. See the Appendix for more information about credit ratings.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred securities automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible preferred securities generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling

                      The Income Fund of America -- Page 4
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portfolio transactions or in receiving payment of dividends. However, in the opinion of the investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

The fund does not currently intend to engage in this investment practice over the next 12 months.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association

                      The Income Fund of America -- Page 5
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     (Ginnie Mae), the Veterans Administration (VA), the Federal Housing
     Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas
     Private Investment Corporation (OPIC), the Commodity Credit Corporation
     (CCC) and the Small Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     MORTGAGE-BACKED SECURITIES -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full faith and credit of the
     U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.
     CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

                      The Income Fund of America -- Page 6
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     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans.
The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of the consumer price index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of
U.S. Treasury inflation-indexed bonds, and therefore the principal amount of such bonds cannot be reduced below par even during a period of deflation.
However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the rise and fall of yields. In certain non-U.S.
jurisdictions the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount repaid at maturity of the bond to be less than par.

The interest rate for these bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

                      The Income Fund of America -- Page 7
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REINSURANCE RELATED NOTES AND BONDS -- The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds.
Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

CASH AND CASH EQUIVALENTS -- The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

                      The Income Fund of America -- Page 8
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LOAN PARTICIPATIONS AND ASSIGNMENTS -- The fund may invest, subject to an overall 15% limit on loans, in loan participations or assignments. Loan participations are loans or other direct debt instruments that are interests in amounts owed by a corporate, governmental or other borrower to another party.
They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The fund anticipates that loan participations could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

                      The Income Fund of America -- Page 9
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The fund may also enter into "roll" transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended July 31, 2007 and 2006 were 32% and 35%, respectively.
See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

The fund may not:

1.   Act as underwriter of securities issued by other persons.

2.   Invest more than 10% of the value of its total assets in securities that are illiquid.

3.   Borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of the value of the fund's total assets at the time of such borrowing.

4.   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

                     The Income Fund of America -- Page 10
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5.   Purchase or deal in commodities or commodity contracts.

6.   Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

7.   Purchase securities of any company for the purpose of exercising control or management.

8.   Purchase any securities on "margin", except that it may obtain such short-term credit as may be necessary for the clearance of purchases of securities.

9.   Sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

10.  Purchase or sell puts, calls, straddles, or spreads, but this restriction shall not prevent the purchase or sale of rights represented by warrants or convertible securities.

11.  Purchase any securities of any issuer, except the U.S. government (or its instrumentalities), if immediately after and as a result of such investment (1)
the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund, or (2) the fund shall own more than 10% of the outstanding voting securities of such issuer, provided that this restriction shall apply only as to 75% of the fund's total assets.

12.  Purchase any securities (other than securities issued or guaranteed by the
U.S. government or its agencies or instrumentalities) if immediately after and as a result of such purchase 25% or more of the market value of the total assets of the fund would be invested in securities of companies in any one industry.

For purposes of Investment Restriction #2, restricted securities are treated as illiquid by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's board of directors. In addition, the fund may not invest more than 15% of the value of its net assets in securities that are illiquid. Furthermore, the fund may not issue senior securities.

                     The Income Fund of America -- Page 11

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.    The fund does not currently intend to engage in an ongoing or regular securities lending program.

2.   The fund may not invest in securities of other investment companies, except as permitted by the 1940 Act.

3.   The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections
12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Notwithstanding non-fundamental Investment Restrictions #2 and #3, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by directors pursuant to an exemptive order granted by the SEC.

                     The Income Fund of America -- Page 12

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

"INDEPENDENT" DIRECTORS/1/

 NAME, AGE AND                                                 NUMBER OF
 POSITION WITH FUND                                          PORTFOLIOS/3/
 (YEAR FIRST ELECTED             PRINCIPAL OCCUPATION(S)       OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A DIRECTOR/2/)                DURING PAST FIVE YEARS      BY DIRECTOR            BY DIRECTOR
---------------------------------------------------------------------------------------------------------

 Robert A. Fox, 70              Managing General Partner,          7         Chemtura Corporation
 Director (1972)                Fox Investments LP;
                                corporate director;
                                retired President and CEO,
                                Foster Farms (poultry
                                producer)
---------------------------------------------------------------------------------------------------------
 Leonade D. Jones, 59           Co-founder, VentureThink           6         None
 Chairman of the Board          LLC (developed and managed
 (Independent and               e-commerce businesses) and
 Non-Executive) (1993)          Versura Inc. (education
                                loan exchange); former
                                Treasurer, The Washington
                                Post Company
---------------------------------------------------------------------------------------------------------
 John M. Lillie, 70             Business consultant;               2         None
 Director, (2003)               former President, Sequoia
                                Associates LLC (investment
                                firm specializing in
                                medium-size buyouts);
                                former Vice Chairman of
                                the Board, Gap, Inc.
                                (specialty apparel
                                retailing)
---------------------------------------------------------------------------------------------------------
 John G. McDonald, 70           Stanford Investors                 8         iStar Financial, Inc.;
 Director (1976)                Professor, Graduate School                   Plum Creek Timber Co.;
                                of Business, Stanford                        Scholastic Corporation;
                                University                                   Varian, Inc.
---------------------------------------------------------------------------------------------------------
 Henry E. Riggs, 72             President Emeritus, Keck           4         None
 Director (1989)                Graduate Institute of
                                Applied Life Sciences
---------------------------------------------------------------------------------------------------------
 Isaac Stein, 61                President, Waverley                2         Alexza Pharmaceuticals,
 Director (2004)                Associates (private                          Inc.; Maxygen, Inc.
                                investment fund); Chairman
                                Emeritus, Stanford
                                University Board of
                                Trustees
---------------------------------------------------------------------------------------------------------
 Patricia K. Woolf, Ph.D.,      Private investor;                  6         None
 73                             corporate director; former
 Director (1985)                Lecturer, Department of
                                Molecular Biology,
                                Princeton University
---------------------------------------------------------------------------------------------------------

                     The Income Fund of America -- Page 13

"INTERESTED" DIRECTORS/5/

                                 PRINCIPAL OCCUPATION(S)
                                 DURING PAST FIVE YEARS
 NAME, AGE AND                        AND POSITIONS            NUMBER OF
 POSITION WITH FUND           HELD WITH AFFILIATED ENTITIES  PORTFOLIOS/3/
 (YEAR FIRST ELECTED          OR THE PRINCIPAL UNDERWRITER     OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A DIRECTOR/OFFICER/2/)             OF THE FUND            BY DIRECTOR            BY DIRECTOR
---------------------------------------------------------------------------------------------------------

 Hilda L. Applbaum, 46         Senior Vice President -             1         None
 Vice Chairman of the Board    Capital World Investors,
 (1998)                        Capital Research and
                               Management Company
---------------------------------------------------------------------------------------------------------

OTHER OFFICERS/6/

 NAME, AGE AND
 POSITION WITH FUND         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED          AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AS AN OFFICER/2/)             OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 David C. Barclay, 51    Senior Vice President - Fixed Income, Capital
 President (1998)        Research and Management Company; Director, The
                         Capital Group Companies, Inc.*
-------------------------------------------------------------------------------
 Abner D. Goldstine,     Senior Vice President - Fixed Income, Capital
 77                      Research and Management Company; Director, Capital
 Senior Vice President   Research and Management Company
 (1993)
-------------------------------------------------------------------------------
 Dina N. Perry, 61       Senior Vice President - Capital World Investors,
 Senior Vice President   Capital Research and Management Company; Director,
 (1994)                  Capital Research and Management Company
-------------------------------------------------------------------------------
 Andrew B. Suzman, 40    Senior Vice President - Capital World Investors,
 Senior Vice President   Capital Research Company*; Director, Capital Research
 (2004)                  Company*
-------------------------------------------------------------------------------
 Joanna F. Jonsson, 44   Senior Vice President - Capital World Investors,
 Vice President (2006)   Capital Research Company*; Director, The Capital
                         Group Companies, Inc.*; Director, American Funds
                         Distributors, Inc.*; Director, Capital International
                         Limited*
-------------------------------------------------------------------------------
 Mary E. Sheridan, 57    Vice President - Capital World Investors, Capital
 Vice President (2004)   Research Company*
-------------------------------------------------------------------------------
 John H. Smet, 51        Senior Vice President - Fixed Income, Capital
 Vice President (1994)   Research and Management Company; Director, American
                         Funds Distributors, Inc.*
-------------------------------------------------------------------------------
 Steven T. Watson, 52    Senior Vice President - Capital World Investors,
 Vice President (2006)   Capital Research Company*; Director, Capital Research
                         Company*; Director, The Capital Group Companies,
                         Inc.*
-------------------------------------------------------------------------------
 Patrick F. Quan, 49     Vice President - Fund Business Management Group,
 Secretary (1986)        Capital Research and Management Company
-------------------------------------------------------------------------------
 Jennifer M. Buchheim,   Vice President - Fund Business Management Group,
 34                      Capital Research and Management Company
 Treasurer (2005)
-------------------------------------------------------------------------------
 R. Marcia Gould, 53     Vice President - Fund Business Management Group,
 Assistant Treasurer     Capital Research and Management Company
 (1999)
-------------------------------------------------------------------------------

                     The Income Fund of America -- Page 14

* Company affiliated with Capital Research and Management Company.
/1/  The term "independent" director refers to a director who is not an "interested person" of the fund within the meaning of the 1940 Act.
/2/  Directors and officers of the fund serve until their resignation, removal or retirement.

/3/  Funds managed by Capital Research and Management Company, including the
     American Funds; American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
     which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

/4/  This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
/5/  "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
/6/  All of the officers listed, except Joanna F. Jonsson and Mary E. Sheridan, are officers and/or directors/trustees of one or more of the other funds for which
     Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                     The Income Fund of America -- Page 15

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2006

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------

 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Robert A. Fox                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Leonade D. Jones              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 John M. Lillie                Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 John G. McDonald              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Henry E. Riggs                Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Isaac Stein                   Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Patricia K. Woolf             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTOR
-------------------------------------------------------------------------------
 Hilda L. Applbaum             Over $100,000               Over $100,000
-------------------------------------------------------------------------------

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group
     Companies, Inc. retirement plan and 401(k) plan.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent director an annual fee, which ranges from $20,000 to $34,000, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

In lieu of attendance fees, members of the proxy committee receive an annual retainer fee of $4,500 from the fund if they serve as a member of four proxy committees, or $6,250 if they serve as a member of two proxy committees, meeting jointly.

                     The Income Fund of America -- Page 16

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED JULY 31, 2007

                                                                          TOTAL COMPENSATION (INCLUDING
                                                                               VOLUNTARILY DEFERRED
                                             AGGREGATE COMPENSATION              COMPENSATION/1/)
                                             (INCLUDING VOLUNTARILY         FROM ALL FUNDS MANAGED BY
                                            DEFERRED COMPENSATION/1/)    CAPITAL RESEARCH AND MANAGEMENT
      NAME                                        FROM THE FUND            COMPANY OR ITS AFFILIATES/2/
---------------------------------------------------------------------------------------------------------

 Robert A. Fox/3/                                    $42,850                         $282,041
---------------------------------------------------------------------------------------------------------
 Leonade D. Jones/3/                                  63,625                          324,875
---------------------------------------------------------------------------------------------------------
 John M. Lillie                                       63,750                          129,750
---------------------------------------------------------------------------------------------------------
 John G. McDonald/3/                                  49,687                          367,000
---------------------------------------------------------------------------------------------------------
 Henry E. Riggs/3/                                    50,771                          246,021
---------------------------------------------------------------------------------------------------------
 Isaac Stein                                          55,750                          113,750
---------------------------------------------------------------------------------------------------------
 Patricia K. Woolf/3/                                 53,292                          290,875
---------------------------------------------------------------------------------------------------------

/1/  Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended July 31, 2007 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.

/2/  Funds managed by Capital Research and Management Company, including the
     American Funds; American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
     which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

/3/  Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2007 fiscal year for participating directors is as follows: Robert A. Fox
     ($1,117,832), Leonade D. Jones ($181,591), John G. McDonald ($622,428), Henry
     E. Riggs ($617,253) and Patricia K. Woolf ($291,079). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.

As of September 1, 2007, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on March 8, 1969 and reorganized as a Maryland corporation on
December 16, 1983. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she

                     The Income Fund of America -- Page 17

reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's
Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's articles of incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with independent directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an audit committee comprised of Robert A. Fox, Leonade D. Jones, John M. Lillie and Isaac Stein,
none of whom is an "interested person" of the fund within the meaning of the
1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the

                     The Income Fund of America -- Page 18

internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors. Four audit committee meetings were held during the 2007 fiscal year.

The fund has a contracts committee comprised of Robert A. Fox, Leonade D. Jones,
John M. Lillie, John G. McDonald, Henry E. Riggs, Isaac Stein and Patricia K.
Woolf, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement,
Principal Underwriting Agreement, Administrative Services Agreement and Plans of
Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. One contracts committee meeting was held during the 2007 fiscal year.

The fund has a nominating committee comprised of John M. Lillie, John G.
McDonald, Henry E. Riggs and Patricia K. Woolf, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Seven nominating committee meetings were held during the 2007 fiscal year.

The fund has a proxy committee comprised of Robert A. Fox, Leonade D. Jones,
John G. McDonald, Isaac Stein and Patricia K. Woolf, none of whom is an
"interested person" of the fund within the meaning of the 1940 Act. The committee's functions include establishing and reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues. Four proxy committee meetings were held during the 2007 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds, including the fund, have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by those funds'
boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more research analysts in that

                     The Income Fund of America -- Page 19

investment division familiar with the company and industry. A second recommendation is made by a proxy coordinator (a senior investment professional)
within the appropriate investment division based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation

                     The Income Fund of America -- Page 20

     packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

The following table identifies those investors who own of record, or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on September 1, 2007. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        26.15%
 201 Progress Parkway                                Class B        13.77
 Maryland Hts, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                              Class B         8.96
 4800 Deer Lake Dr. E. Fl. 2                         Class C        18.13
 Jacksonville, FL 32246-6484                         Class R-3       5.26
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class B         7.52
 333 W. 34th St.                                     Class C        15.85
 New York, NY 10001-2402
----------------------------------------------------------------------------
 Prudential Investment Management Service            Class F         5.18
 100 Mulberry Street
 3 Gateway Center, Floor 11 - MS NJ 05-11-20
 Newark, NJ 07102-4000
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class R-1      36.04
 PO Box 2999                                         Class R-3      12.34
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 ING Life Insurance & Annuity                        Class R-3      15.31
 151 Farmington Ave. #TN41
 Hartford, CT 06156-0001
----------------------------------------------------------------------------
 Nationwide Trust Company                            Class R-3       5.41
 PO Box 182029                                       Class R-4       5.46
 Columbus, OH 43218-2029                             Class R-5      11.73
----------------------------------------------------------------------------
 NFS LLC                                             Class R-5      10.16
 82 Devonshire St., #Z1M
 Boston, MA 02109-3605
----------------------------------------------------------------------------
 CGTC Agent                                          Class R-5       7.04
 400 S. Hope St., Floor 22
 Los Angeles, CA 90071-2801
----------------------------------------------------------------------------

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore

                     The Income Fund of America -- Page 21

and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los
Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management
Company manages equity assets through two investment divisions, Capital World
Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research
Global Investors generally function separately from each other with respect to investment research activities and make investment and proxy voting decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also make investment decisions for other mutual funds advised by
Capital Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which The Income Fund of America portfolio counselors are measured include: Lipper Income Funds Index, Credit
Suisse First Boston High Yield Bond Index, Lipper High Current Yield Bond Funds
Average and Lehman Brothers Aggregate Bond Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                     The Income Fund of America -- Page 22

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF JULY 31, 2007:

                                            NUMBER             NUMBER
                                           OF OTHER           OF OTHER           NUMBER
                                          REGISTERED           POOLED           OF OTHER
                                          INVESTMENT         INVESTMENT         ACCOUNTS
                                       COMPANIES (RICS)   VEHICLES (PIVS)         THAT
                                             THAT               THAT           PORTFOLIO
                                           PORTFOLIO         PORTFOLIO         COUNSELOR
                       DOLLAR RANGE        COUNSELOR         COUNSELOR          MANAGES
                         OF FUND            MANAGES           MANAGES          (ASSETS OF
     PORTFOLIO            SHARES        (ASSETS OF RICS   (ASSETS OF PIVS    OTHER ACCOUNTS
     COUNSELOR           OWNED/1/       IN BILLIONS)/2/   IN BILLIONS)/3/   IN BILLIONS)/4/
----------------------------------------------------------------------------------------------

 Hilda L. Applbaum      $100,001 -        2      $ 59.3         None              None
                         $500,000
----------------------------------------------------------------------------------------------
 David C. Barclay          Over           4      $162.4      4      $1.36      13      $2.68
                        $1,000,000
----------------------------------------------------------------------------------------------
 Abner D.               $500,001 -        4      $147.4         None              None
 Goldstine              $1,000,000
----------------------------------------------------------------------------------------------
 Dina N. Perry          $100,001 -        3      $162.7      1      $1.00         None
                         $500,000
----------------------------------------------------------------------------------------------
 Andrew B. Suzman          Over           1      $101.1         None              None
                        $1,000,000
----------------------------------------------------------------------------------------------
 Joanna F. Jonsson      $100,001 -        1      $ 57.8      1      $0.09         None
                         $500,000
----------------------------------------------------------------------------------------------
 John H. Smet           $50,001 -         7      $201.7         None           3       $2.46
                         $100,000
----------------------------------------------------------------------------------------------
 Steven T. Watson       $50,001 -         2      $159.2         None              None
                         $100,000
----------------------------------------------------------------------------------------------
 Grant L.               $50,001 -            None               None              None
 Cambridge               $100,000
----------------------------------------------------------------------------------------------

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
     $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/2/  Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
/3/  Represents funds advised or sub-advised by Capital Research and Management
     Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
     Group International, Inc., an affiliate of Capital Research and Management
     Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
/4/  Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until December 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by

                     The Income Fund of America -- Page 23

(a) the board of directors, or by the vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons
(as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the
Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment
(as defined in the 1940 Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent directors; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.

The management fee is based upon the annual rates of 0.25% on the first $500 million of the fund's daily net assets, 0.23% on daily net assets in excess of
$500 million but not exceeding $1 billion, 0.21% on daily net assets in excess of $1 billion but not exceeding $1.5 billion, 0.19% on daily net assets in excess of $1.5 billion but not exceeding $2.5 billion, 0.17% on daily net assets in excess of $2.5 billion but not exceeding $4 billion, 0.16% on daily net assets in excess of $4 billion but not exceeding $6.5 billion, 0.15% on daily net assets in excess of $6.5 billion but not exceeding $10.5 billion, 0.144% on daily net assets in excess of $10.5 billion but not exceeding $13 billion,
0.141% on daily net assets in excess of $13 billion but not exceeding $17 billion, 0.138% on daily net assets in excess of $17 billion but not exceeding
$21 billion, 0.135% on daily net assets in excess of $21 billion but not exceeding $27 billion, 0.133% on daily net assets in excess of $27 billion but not exceeding $34 billion, 0.131% on daily net assets in excess of $34 billion but not exceeding $44 billion, 0.129% on daily net assets in excess of $44 billion but not exceeding $55 billion, 0.127% on daily net assets in excess of
$55 billion but not exceeding $71 billion, and 0.125% on daily net assets in excess of $71 billion plus 2.25% of the fund's gross investment income for the preceding month.

The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1 1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are

                     The Income Fund of America -- Page 24

capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class
A share expense ratios exceeding the expense limitations described above, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal years ended July 31, 2007, 2006 and 2005, the investment adviser was entitled to receive from the fund management fees of $193,966,000,
$157,792,000 and $131,860,000, respectively. After giving effect to the management fee waiver described below, the fund paid the investment adviser management fees of $174,569,000 (a reduction of $19,397,000), $142,013,000 (a reduction of $15,779,000) and $123,455,000 (a reduction of $8,405,000) for the fiscal years ended July 31, 2007, 2006 and 2005, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive and this waiver is expected to continue at this level until further review. As a result of this waiver, management fees are reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until
December 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act)
of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative
Agreement that would otherwise have been paid by the fund. For the year ended
July 31, 2007, the total fees paid by the investment adviser were $107,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class.

                     The Income Fund of America -- Page 25

For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and 529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to
American Funds Service Company according to a fee schedule contained in a
Shareholder Services Agreement between the fund and American Funds Service
Company.

During the 2007 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------

               CLASS C                               $9,143,000
------------------------------------------------------------------------------
               CLASS F                                2,430,000
------------------------------------------------------------------------------
             CLASS 529-A                                446,000
------------------------------------------------------------------------------
             CLASS 529-B                                 98,000
------------------------------------------------------------------------------
             CLASS 529-C                                215,000
------------------------------------------------------------------------------
             CLASS 529-E                                 22,000
------------------------------------------------------------------------------
             CLASS 529-F                                 11,000
------------------------------------------------------------------------------
              CLASS R-1                                  88,000
------------------------------------------------------------------------------
              CLASS R-2                               2,052,000
------------------------------------------------------------------------------
              CLASS R-3                               1,478,000
------------------------------------------------------------------------------
              CLASS R-4                                 509,000
------------------------------------------------------------------------------
              CLASS R-5                                 232,000
------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman
Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees

                     The Income Fund of America -- Page 26

and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For
Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                                                    REVENUE          COMPENSATION

                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2007            $45,058,000        $193,258,000
                                                  2006             30,657,000         132,403,000
                                                  2005             42,979,000         188,156,000
                 CLASS B                          2007              2,586,000          17,915,000
                                                  2006              2,217,000          13,356,000
                                                  2005              3,899,000          26,188,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2007                     --          20,465,000
                                                  2006              4,427,000          11,810,000
                                                  2005                934,000          17,670,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2007                846,000           3,843,000
                                                  2006                621,000           2,871,000
                                                  2005                648,000           3,012,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2007                 71,000             471,000
                                                  2006                 70,000             432,000
                                                  2005                104,000             620,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2007                     --             700,000
                                                  2006                 42,000             448,000
                                                  2005                     --             475,000
-----------------------------------------------------------------------------------------------------

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting

                     The Income Fund of America -- Page 27

Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting
Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of independent directors are committed to the discretion of the independent directors during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed by the board of directors quarterly and the Plans must be renewed annually by the board of directors.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and
529-C shares, up to 1.00% of the average daily net assets attributable to Class
C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and
529-F shares, up to 0.50% of the average daily net assets attributable to Class
F and 529-F shares, respectively; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from
Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit, after reimbursement for paying service-related expenses, is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with
$50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided the amount recovered does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

                     The Income Fund of America -- Page 28

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

As of the end of the 2007 fiscal year, total 12b-1 expenses, and the portion of the expenses that remained unpaid, were:

                                                                    12B-1 UNPAID LIABILITY
                                             12B-1 EXPENSES              OUTSTANDING
--------------------------------------------------------------------------------------------

               CLASS A                        $148,828,000               $19,458,000
--------------------------------------------------------------------------------------------
               CLASS B                          49,263,000                 5,190,000
--------------------------------------------------------------------------------------------
               CLASS C                          80,425,000                11,504,000
--------------------------------------------------------------------------------------------
               CLASS F                           6,546,000                 1,358,000
--------------------------------------------------------------------------------------------
             CLASS 529-A                         1,220,000                   221,000
--------------------------------------------------------------------------------------------
             CLASS 529-B                         1,077,000                   123,000
--------------------------------------------------------------------------------------------
             CLASS 529-C                         2,485,000                   412,000
--------------------------------------------------------------------------------------------
             CLASS 529-E                           143,000                    26,000
--------------------------------------------------------------------------------------------
             CLASS 529-F                                --                        --
--------------------------------------------------------------------------------------------
              CLASS R-1                            564,000                   123,000
--------------------------------------------------------------------------------------------
              CLASS R-2                          3,547,000                   642,000
--------------------------------------------------------------------------------------------
              CLASS R-3                          3,950,000                   757,000
--------------------------------------------------------------------------------------------
              CLASS R-4                            882,000                   194,000
--------------------------------------------------------------------------------------------

                     The Income Fund of America -- Page 29

OTHER COMPENSATION TO DEALERS -- As of January 2007, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group:
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK/Janney Montgomery Group:
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.:
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          ING Financial Partners, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
     InterSecurities/Transamerica:
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     J.J.B. Hilliard/PNC Bank:
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Brokerage Corp.
          PNC Investments LLC
     Lincoln Financial Advisors Corporation:
          Lincoln Financial Advisors Corporation
          Jefferson Pilot Securities Corporation
     LPL Financial Services:
          Linsco/Private Ledger Corp.
          Uvest Investment Services
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises:
          Metlife Securities Inc.
          Tower Square Securities
          New England Securities
          Walnut Street Securities, Inc.

                     The Income Fund of America -- Page 30

     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW Inc.
     National Planning Holdings Inc.:
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Pacific Select Distributors Inc.:
          Associated Securities Corp.
          Contemporary Financial Solutions, Inc.
          M.L. Stern & Co., LLC
          Mutual Service Corporation
          Sorrento Pacific Financial, LLC
          United Planners' Financial Services of America
          Waterstone Financial Group, Inc.
     Park Avenue Securities LLC
     Princor Financial Services Corporation
     Raymond James Group:
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian/C.R.I.:
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     First Clearing LLC
     Wells Fargo Investments, L.L.C.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio

                     The Income Fund of America -- Page 31

transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors which involve qualitative judgments when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as setting up meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.
Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer. In accordance with its internal brokerage allocation procedure, the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from whom it receives such services. Using its judgment, the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its

                     The Income Fund of America -- Page 32

trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less then the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers for its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate their respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares in the funds managed by the investment adviser or its affiliated companies, however, it does not give consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
July 31, 2007, 2006 and 2005 amounted to $63,996,000, $64,725,000 and
$45,510,000, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of

                     The Income Fund of America -- Page 33

their revenue from broker-dealer, underwriter or investment adviser activities.
A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Wachovia Securities Private Client Group, Citigroup
Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Lehman Brothers, Goldman Sachs & Co. and State Street Bank
and Trust Co. As of the fund's most recent fiscal year-end, the fund held equity securities of Wachovia Corporation in the amount of $198,282,000; Citigroup Inc.
in the amount of $1,325,592,000 and JPMorgan Chase & Co. in the amount of
$167,238,000. As of that date the fund held debt securities of Citigroup Inc. in the amount of $12,383,000; JPMorgan Chase & Co. in the amount of $260,358,000;
Merrill Lynch in the amount of $28,684,000; Lehman Brothers Holdings in the amount of $27,475,000; Goldman Sachs Group Inc. in the amount of $8,683,000 and
State Street Corp. in the amount of $49,986,000.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only.

                     The Income Fund of America -- Page 34

Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class

                     The Income Fund of America -- Page 35

are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall

                     The Income Fund of America -- Page 36

market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls

                     The Income Fund of America -- Page 37

and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures

                     The Income Fund of America -- Page 38

     contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

                     The Income Fund of America -- Page 39

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

                     The Income Fund of America -- Page 40

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                     The Income Fund of America -- Page 41

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN
SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION
REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

                     The Income Fund of America -- Page 42

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

PURCHASES RECEIVED WITHOUT INVESTMENT INSTRUCTIONS -- When purchasing shares, you should designate the fund or funds in which you wish to invest. In the case of accounts other than 529 accounts, if no fund is designated and the amount of your cash investment is more than $5,000, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days.
Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of
The Cash Management Trust of America on the third business day after receipt of your investment.

In the case of accounts other than 529 accounts, if no fund is designated and the amount of your cash investment is $5,000 or less, your money will be invested in the same proportion and in the same fund or funds in which your last cash investment (excludes exchanges) was made, provided such investment was made within the last 16 months. If no investment was made within the last
16 months, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of The Cash Management Trust of America on the third business day after receipt of your investment.

OTHER PURCHASE INFORMATION -- The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's board.

                     The Income Fund of America -- Page 43

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares are also available to clients of the
Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of The Cash Management Trust of America to Class B or C shares of Intermediate
Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America and
Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies.

                     The Income Fund of America -- Page 44

However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying applicable deferred sales charges on
     Class B shares, but you will not be required to pay a Class A sales charge.
     If you exchange your Class B shares for Class A shares after the contingent deferred sales charge period you are responsible for paying any applicable
     Class A sales charges.

                     The Income Fund of America -- Page 45

     If you redeem Class B shares after the contingent deferred sales charge period, you may either reinvest the proceeds in Class B shares or purchase
     Class A shares; if you purchase Class A shares you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following are met: (a)
     you are leaving or have left the fee-based program, (b) you have held the
     Class F shares in the program for at least one year, and (c) you notify
     American Funds Service Company of your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares.

     In addition, you may redeem Class F shares held in a fee-based brokerage account/ program for less than one year and with the redemption proceeds purchase Class A shares without a sales charge if the redemption is necessary to comply with the repeal of SEC Rule 202 under the Investment
     Advisers Act of 1940 and the transaction occurs prior to October 1, 2007, or such other date as determined by rule, regulation or court order.

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     EXCHANGING CLASS A SHARES FOR CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

                     The Income Fund of America -- Page 46

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

                     The Income Fund of America -- Page 47

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or

                     The Income Fund of America -- Page 48

more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been

                     The Income Fund of America -- Page 49

     made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

                     The Income Fund of America -- Page 50

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds money market funds are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of
     (a) the current value of your existing holdings (the "market value") or (b)
     the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the

                     The Income Fund of America -- Page 51

     last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class B or 529-B shares if your combined American
     Funds and applicable American Legacy holdings cause you to be eligible to purchase Class A or 529-A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan (AWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions

                     The Income Fund of America -- Page 52

          taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12%
          limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as

                     The Income Fund of America -- Page 53

permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

                     The Income Fund of America -- Page 54

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The
Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

                     The Income Fund of America -- Page 55

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's articles of incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's articles of incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when the adviser determines that it is in the best interest of the remaining shareholders.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S.

                     The Income Fund of America -- Page 56

securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $35,842,000 for Class A shares and $3,158,000 for
Class B shares for the 2007 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital Research and
Management Company, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South
Flower Street, Los Angeles, CA 90071, serves as counsel for the fund and for independent directors in their capacities as such. Certain legal matters in connection with certain capital shares offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder

                     The Income Fund of America -- Page 57

reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority) filed an administrative complaint against the Principal
Underwriter. The complaint alleges violations of certain NASD rules by the
Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, the NASD
Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. The Principal Underwriter has appealed this decision to the NASD's
National Adjudicatory Council.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General subsequently appealed the Superior Court's decision to California's Court of
Appeal for the Second Appellate District. On January 26, 2007, the Court of
Appeal issued a ruling allowing the California Attorney General to proceed with his civil action.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to these matters. The investment adviser believes that these suits are without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American
Funds regulatory matters."

                     The Income Fund of America -- Page 58

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- JULY 31, 2007

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $20.54
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $21.79

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information on fund numbers is not included in the annual report:

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
Short-Term Bond Fund of America/SM/  . . . . . . . . . . . . .     048      248      348       448
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                     The Income Fund of America -- Page 59

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
Short-Term Bond Fund of America    1048     1248     1348     1548      1448
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                     The Income Fund of America -- Page 60

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                     The Income Fund of America -- Page 61

                                               FUND NUMBERS
                              -------------------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                          CLASS A   R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES/(R)/
American Funds 2050 Target
Date Retirement Fund  . . .     069     2169    2269    2369    2469     2569
American Funds 2045 Target
Date Retirement Fund  . . .     068     2168    2268    2368    2468     2568
American Funds 2040 Target
Date Retirement Fund  . . .     067     2167    2267    2367    2467     2567
American Funds 2035 Target
Date Retirement Fund  . . .     066     2166    2266    2366    2466     2566
American Funds 2030 Target
Date Retirement Fund  . . .     065     2165    2265    2365    2465     2565
American Funds 2025 Target
Date Retirement Fund  . . .     064     2164    2264    2364    2464     2564
American Funds 2020 Target
Date Retirement Fund  . . .     063     2163    2263    2363    2463     2563
American Funds 2015 Target
Date Retirement Fund  . . .     062     2162    2262    2362    2462     2562
American Funds 2010 Target
Date Retirement Fund  . . .     061     2161    2261    2361    2461     2561

                     The Income Fund of America -- Page 62

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     The Income Fund of America -- Page 63

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                     The Income Fund of America -- Page 64

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                     The Income Fund of America -- Page 65

[logo – American Funds®]

The Income Fund of America®
Investment portfolio

July 31, 2007

Common stocks — 64.14%	Shares	Market value (000)

FINANCIALS — 14.50%
Citigroup Inc.	28,464,500	$1,325,592
Washington Mutual, Inc.	24,300,000	911,979
Wells Fargo & Co.	21,540,000	727,406
Fannie Mae	11,304,322	676,451
Société Générale[1]	3,811,500	653,086
SunTrust Banks, Inc.	7,340,000	574,722
Bank of America Corp.	10,766,550	510,550
Lloyds TSB Group PLC[1]	42,839,900	481,342
Fifth Third Bancorp	12,000,000	442,680
Equity Residential, shares of beneficial interest	10,092,800	401,794
iStar Financial, Inc.[2]	8,207,550	298,180
Insurance Australia Group Ltd.[1]	58,599,325	282,939
PNC Financial Services Group, Inc.	3,800,000	253,270
ING Groep NV1	5,376,202	227,561
Kimco Realty Corp.	5,986,800	223,487
Fidelity National Financial, Inc.	10,634,000	222,144
Boston Properties, Inc.	2,295,000	216,855
St. George Bank Ltd.[1]	6,846,552	199,595
Wachovia Corp.	4,200,000	198,282
Banco Itaú Holding Financeira SA, preferred nominative	4,110,000	190,005
Hang Lung Properties Ltd.[1]	48,836,000	178,752
AMP Ltd.[1]	20,680,000	176,380
U.S. Bancorp	5,761,400	172,554
CapitalSource Inc.	8,828,441	167,740
JPMorgan Chase & Co.	3,800,000	167,238
Hospitality Properties Trust	4,100,000	157,276
Unibail-Rodamco, non-registered shares[1]	650,000	153,446
American Capital Strategies, Ltd.	4,020,000	152,639
Arthur J. Gallagher & Co.[2]	5,403,700	149,034
BNP Paribas SA1	1,237,500	136,069
Standard Bank Group Ltd.[1]	8,860,000	127,256
Allied Capital Corp.	4,459,020	126,280
XL Capital Ltd., Class A	1,613,541	125,630
Popular, Inc.	9,350,000	123,327
Bank of Ireland[1]	5,885,000	112,439
Developers Diversified Realty Corp.	2,255,000	108,240
Cathay Financial Holding Co., Ltd.[1]	38,729,373	100,619
Sunstone Hotel Investors, Inc.[2]	4,038,400	100,233
DnB NOR ASA[1]	7,500,000	99,625
Banco Santander Central Hispano, SA1	5,030,828	94,379
HRPT Properties Trust	9,850,000	92,098
Unibanco-União de Bancos Brasileiros SA, units (GDR)	697,000	81,298
Archstone-Smith Trust	1,400,000	80,374
Boardwalk REIT	1,734,000	73,965
Regions Financial Corp.	2,350,000	70,665
Health Care Property Investors, Inc.	2,442,300	66,528
Itaúsa — Investimentos Itaú SA, preferred nominative	9,967,138	63,534
Hysan Development Co. Ltd.[1]	21,815,601	56,329
Associated Banc-Corp	1,400,000	40,236
First Midwest Bancorp, Inc.	1,200,000	39,468
Camden Property Trust	700,000	38,472
Crescent Real Estate Equities Co.	1,680,000	37,934
Cousins Properties Inc.	666,525	17,136
Beverly Hills Bancorp Inc.[2]	950,000	7,106
		12,512,219

TELECOMMUNICATION SERVICES — 7.90%
AT&T Inc.	63,399,871	2,482,739
Verizon Communications Inc.	39,689,000	1,691,545
Vodafone Group PLC[1]	273,610,000	831,630
Koninklijke KPN NV1	52,115,000	805,092
Telstra Corp. Ltd., installment receipts[1]	95,368,954	250,793
Telstra Corp. Ltd.[1]	7,500,000	29,200
Chunghwa Telecom Co., Ltd. (ADR)	8,524,395	141,334
Chunghwa Telecom Co., Ltd.[1]	48,024,966	81,208
France Télécom SA1	7,000,000	188,034
SunCom Wireless Holdings, Inc., Class A2,3	4,732,277	115,610
SK Telecom Co., Ltd. (ADR)	2,775,000	78,088
Telekomunikacja Polska SA1	9,355,000	74,062
Dobson Communications Corp., Class A3	2,290,483	28,516
Sprint Nextel Corp., Series 1	760,501	15,613
Embarq Corp.	38,025	2,350
American Tower Corp., Class A3	42,271	1,761
XO Holdings, Inc.[3]	9,158	41
		6,817,616

UTILITIES — 6.89%
E.ON AG1	4,100,000	647,194
Entergy Corp.	5,022,600	502,059
SUEZ SA1	8,098,500	424,761
Duke Energy Corp.	23,080,000	393,052
RWE AG1	3,520,000	371,980
Exelon Corp.	5,098,600	357,667
Dominion Resources, Inc.	4,133,498	348,123
Public Service Enterprise Group Inc.	3,502,000	301,697
DTE Energy Co.	6,500,000	301,470
Equitable Resources, Inc.	5,470,000	257,692
Ameren Corp.	5,000,000	239,900
Southern Co.	6,880,000	231,443
Progress Energy, Inc.	4,884,900	213,275
American Electric Power Co., Inc.	4,250,000	184,833
Consolidated Edison, Inc.	3,880,000	169,478
Hongkong Electric Holdings Ltd.[1]	33,080,000	163,901
PPL Corp.	3,125,000	147,313
FirstEnergy Corp.	2,240,000	136,080
Edison International	2,500,000	132,225
NiSource Inc.	6,198,500	118,205
Xcel Energy Inc.	5,225,000	106,068
KeySpan Corp.	2,160,000	89,748
MDU Resources Group, Inc.	2,655,000	72,375
Northeast Utilities	1,214,500	33,204
		5,943,743

CONSUMER STAPLES — 6.45%
Coca-Cola Co.	17,560,000	915,052
H.J. Heinz Co.[2]	18,104,640	792,259
Altria Group, Inc.	10,530,000	699,929
Reynolds American Inc.	8,380,000	512,604
General Mills, Inc.	8,171,800	454,515
Kraft Foods Inc., Class A	11,094,988	363,361
Diageo PLC[1]	17,650,000	360,202
ConAgra Foods, Inc.	12,147,200	307,931
Kimberly-Clark Corp.	3,450,000	232,081
Unilever NV (New York registered)	4,551,750	137,736
Unilever NV1	2,355,000	71,108
Scottish & Newcastle PLC[1]	14,892,000	179,025
Goodman Fielder Ltd.[1,2]	67,000,000	143,709
SABMiller PLC[1]	4,311,000	111,142
UST Inc.	2,000,000	107,100
Tesco PLC[1]	11,540,000	94,921
Woolworths Ltd.[1]	3,565,632	82,411
		5,565,086

INDUSTRIALS — 6.38%
General Electric Co.	50,370,000	1,952,341
Waste Management, Inc.	14,450,000	549,534
Sandvik AB1	23,580,000	475,195
Emerson Electric Co.	9,370,000	441,046
Atlas Copco AB, Class A1	20,350,000	350,105
R.R. Donnelley & Sons Co.	7,400,000	312,724
Deutsche Post AG1	10,521,400	306,873
Cooper Industries, Ltd., Class A	3,800,000	201,096
Bidvest Group Ltd.[1]	9,570,000	194,000
Hubbell Inc., Class B	3,213,100	185,235
Macquarie Korea Infrastructure Fund[1,2]	21,023,070	168,693
PACCAR Inc	1,805,700	147,742
Avery Dennison Corp.	1,498,182	91,898
Brambles Ltd.[1,3]	9,053,000	84,733
Singapore Technologies Engineering Ltd.[1]	10,330,000	24,891
Singapore Post Private Ltd.[1]	25,900,000	21,193
UAL Corp.[3]	59,741	2,637
		5,509,936

HEALTH CARE — 5.27%
Merck & Co., Inc.	26,260,000	1,303,809
Bristol-Myers Squibb Co.	44,375,500	1,260,708
Eli Lilly and Co.	14,485,000	783,494
Pfizer Inc	26,050,000	612,436
Brookdale Senior Living Inc.[2]	5,906,600	236,323
Abbott Laboratories	3,500,000	177,415
Baxter International Inc.	1,972,048	103,730
Wyeth	1,431,500	69,456
Clarent Hospital Corp.[1,2,3]	484,684	48
		4,547,419

ENERGY — 4.95%
Chevron Corp.	26,275,000	2,240,207
Royal Dutch Shell PLC, Class A (ADR)	6,919,000	536,845
Royal Dutch Shell PLC, Class B1	3,297,147	130,583
Royal Dutch Shell PLC, Class B (ADR)	948,199	75,173
Marathon Oil Corp.	7,790,000	430,008
Spectra Energy Corp	8,540,000	217,514
TOTAL SA1	1,390,000	110,013
TOTAL SA (ADR)	1,290,000	101,407
Occidental Petroleum Corp.	3,600,000	204,192
Exxon Mobil Corp.	1,385,000	117,905
ENI SpA[1]	2,400,000	83,935
Centennial Coal Co. Ltd.[1]	8,916,417	25,497
		4,273,279

MATERIALS — 4.40%
Weyerhaeuser Co.	10,728,000	764,263
E.I. du Pont de Nemours and Co.	14,869,200	694,838
International Paper Co.	14,973,820	555,080
Dow Chemical Co.	8,980,000	390,450
MeadWestvaco Corp.[2]	10,865,696	353,570
PPG Industries, Inc.	4,230,000	322,622
Packaging Corp. of America[2]	6,792,800	173,352
RPM International, Inc.	5,385,000	126,601
Alcoa Inc.	3,036,400	115,991
Eastman Chemical Co.	1,500,000	103,230
UPM-Kymmene Corp.[1]	4,100,000	91,200
Lyondell Chemical Co.	1,470,000	66,003
Freeport-McMoRan Copper & Gold Inc.	300,000	28,194
Worthington Industries, Inc.	834,400	17,272
		3,802,666

CONSUMER DISCRETIONARY — 2.74%
Esprit Holdings Ltd.[1]	40,949,000	554,663
Vivendi SA1	5,680,000	241,201
DSG International PLC[1]	74,250,000	233,977
CBS Corp., Class B	7,000,000	222,040
General Motors Corp.	6,442,559	208,739
VF Corp.	2,040,000	175,012
Leggett & Platt, Inc.	6,500,000	134,745
Kesa Electricals PLC[1]	16,003,258	104,039
Tupperware Brands Corp.[2]	3,865,000	100,529
Kingfisher PLC[1]	20,678,565	89,366
Regal Entertainment Group, Class A	4,022,000	86,031
H & M Hennes & Mauritz AB, Class B1	1,300,000	75,304
Compagnie Générale des Etablissements Michelin, Class B1	550,000	71,999
Marks and Spencer Group PLC[1]	3,195,000	40,644
Macquarie Media Group[1]	6,055,676	23,434
		2,361,723

INFORMATION TECHNOLOGY — 1.12%
Microchip Technology Inc.[2]	11,265,000	409,032
Microsoft Corp.	9,200,000	266,708
Acer Inc.[1]	74,250,000	163,607
Lite-On Technology Corp.[1]	36,692,964	60,971
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	3,912,828	39,715
Delta Electronics, Inc.[1]	4,410,000	17,364
Micron Technology, Inc.[3,4]	339,328	4,028
ZiLOG, Inc.[3]	455,000	2,179
		963,604

MISCELLANEOUS — 3.54%
Other common stocks in initial period of acquisition		3,055,878

Total common stocks (cost: $43,156,500,000)		55,353,169

		Market value
Preferred stocks — 1.14%	Shares	(000)

FINANCIALS — 1.08%
SB Treasury Co. LLC, Series A, 9.40% noncumulative[4,5]	124,434,000	$128,578
Sumitomo Mitsui Banking Corp. 6.078%[4,5]	31,750,000	30,560
Fannie Mae, Series O, 7.495%[4,5]	2,190,000	114,017
Fuji JGB Investment LLC, Series A, 9.87% noncumulative[4,5]	71,950,000	74,667
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative[4,5]	31,300,000	32,187
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[5]	68,580,000	65,849
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative[4,5]	19,000,000	19,727
Vornado Realty Trust, Series I, 6.625%	3,380,000	76,895
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[3,4]	2,948,000	58,223
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[4,5]	45,950,000	43,849
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up4,5	25,000,000	27,664
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up4,5	10,000,000	13,994
Banco Santander Central Hispano, SA 6.50%[4]	1,524,000	34,957
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[4,5]	36,590,000	34,310
Public Storage, Inc., Series F, 6.45%	1,000,000	22,400
Public Storage, Inc., Series V, 7.50% cumulative depositary shares	400,000	10,056
Standard Chartered PLC 7.014% noncumulative redeemable preference shares[4,5]	25,100,000	22,687
Wachovia Capital Trust III 5.80%[5]	20,000,000	19,631
Duke Realty Corp., Series B, 7.99% cumulative step-up premium rate	300,000	14,991
National Bank of Canada, Series A, 8.35% exchangeable depositary shares	520,000	13,536
BNP Paribas Capital Trust 9.003% noncumulative trust[4,5]	8,000,000	8,796
BNP U.S. Funding LLC, Series A, 7.738% noncumulative[4,5]	4,360,000	4,389
Simon Property Group, Inc., Series G, 7.89% cumulative step-up premium rate	200,000	10,281
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[4,5]	9,825,000	9,935
Royal Bank of Scotland Group PLC 5.512% noncumulative trust[5]	10,000,000	9,607
iStar Financial, Inc., Series F, 7.80% cumulative redeemable[2]	400,000	9,520
CBG Florida REIT Corp., Series A, Class A, 7.114%[4,5]	9,000,000	8,668
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[4,5]	6,500,000	6,971
Nationwide Health Properties, Inc., Series A, 7.677% cumulative step-up premium rate	50,000	5,187
Barclays Bank PLC, Series 1, 6.278% noncumulative[5]	1,990,000	1,781
		933,913

MISCELLANEOUS — 0.06%
Other preferred stocks in initial period of acquisition		46,313

Total preferred stocks (cost: $1,002,594,000)		980,226

Warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[3]	18,316	13
XO Holdings, Inc., Series B, warrants, expire 2010[3]	13,738	7
XO Holdings, Inc., Series C, warrants, expire 2010[3]	13,738	3
Allegiance Telecom, Inc., warrants, expire 2008[1,3,4]	20,000	0
GT Group Telecom Inc., warrants, expire 2010[1,3,4]	15,000	0

Total warrants (cost: $816,000)		23

	Shares or
Convertible securities — 2.54%	principal amount

FINANCIALS — 0.50%
Metropolitan Life Insurance Co., Class B, 6.375% convertible preferred 2008	6,400,000 units	191,232
Fannie Mae, Series 2004-1, 5.375% convertible preferred	1,690	166,042
XL Capital Ltd. 7.00% convertible preferred 2009	2,810,000 units	76,882
		434,156

HEALTH CARE — 0.37%
Schering-Plough Corp. 6.00% convertible preferred 2007	2,499,900	$161,344
Medtronic, Inc. 1.625% convertible notes 2013	$45,500,000	47,661
Medtronic, Inc. 1.50% convertible notes 2011	$69,900,000	73,308
Teva Pharmaceutical Industries Ltd., Series D, 1.75% convertible debenture 2026	$20,000,000	20,400
Incyte Corp. 3.50% convertible notes 2011[4]	$15,000,000	12,656
		315,369

INFORMATION TECHNOLOGY — 0.29%
Nortel Networks Corp. 4.25% convertible notes 2008[4]	$40,000,000	39,400
Nortel Networks Corp. 4.25% convertible notes 2008	$80,000,000	78,800
Advanced Micro Devices, Inc. 6.00% convertible debentures 2015	$4,678,000	4,234
Advanced Micro Devices, Inc. 6.00% convertible debentures 2015[4]	$87,567,000	79,248
Liberty Media Holding Corp. 2.921% exchangeable debentures 2031[5]	$52,000,000	42,988
Fairchild Semiconductor Corp. 5.00% convertible notes 2008	$2,500,000	2,481
		247,151

MATERIALS — 0.22%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred	25,000	50,870
Freeport-McMoRan Copper & Gold Inc. 6.75% convertible preferred 2010	1,000,000	140,750
		191,620

INDUSTRIALS — 0.22%
UAL Corp. 4.50% convertible notes 2021[4]	$72,600,000	105,648
Allied Waste Industries, Inc., Series D, 6.25% convertible preferred 2008	240,000	80,258
		185,906

UTILITIES — 0.19%
PG&E Corp. 9.50% convertible notes 2010	$28,000,000	86,940
NRG Energy, Inc. 5.75% convertible preferred 2009[1]	200,000	69,236
AES Trust VII 6.00% convertible preferred 2008	125,000	6,234
		162,410

TELECOMMUNICATION SERVICES — 0.18%
Qwest Communications International Inc. 3.50% convertible debenture 2025	$100,000,000	157,375

CONSUMER DISCRETIONARY — 0.17%
Amazon.com, Inc. 4.75% convertible debentures 2009	$59,137,000	63,720
Ford Motor Co. 4.25% convertible notes 2036	$50,000,000	58,125
Liberty Media Holding Corp. 3.25% exchangeable debentures 2031	$35,000,000	28,963
		150,808

ENERGY — 0.12%
El Paso Corp. 4.99% convertible preferred[4]	75,000	107,062

MISCELLANEOUS — 0.28%
Other convertible securities in initial period of acquisition		237,592

Total convertible securities (cost: $1,816,186,000)		2,189,449

MORTGAGE-BACKED OBLIGATIONS[6]— 4.72%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	36,750	38,669
Fannie Mae 9.00% 2010	131	134
Fannie Mae 4.89% 2012	10,000	9,714
Fannie Mae 4.00% 2015	6,352	6,117
Fannie Mae 7.00% 2016	221	229
Fannie Mae 5.00% 2018	16,028	15,628
Fannie Mae 5.50% 2018	13,843	13,746
Fannie Mae 10.00% 2018	292	325
Fannie Mae 5.50% 2020	37,318	36,974
Fannie Mae 5.50% 2021	47,154	46,719
Fannie Mae 6.00% 2021	1,769	1,780
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	26,337	25,304
Fannie Mae 9.50% 2022	276	303
Fannie Mae 7.50% 2023	57	60
Fannie Mae 7.50% 2023	12	13
Fannie Mae 10.00% 2025	184	204
Fannie Mae, Series 2001-4, Class GA, 10.267% 2025[5]	1,001	1,103
Fannie Mae, Series 2001-4, Class NA, 11.882% 2025[5]	89	99
Fannie Mae 6.00% 2026	21,740	21,673
Fannie Mae 6.00% 2027	78,296	78,052
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	830	859
Fannie Mae 7.50% 2031	357	377
Fannie Mae, Series 2001-20, Class E, 9.619% 2031[5]	838	916
Fannie Mae 5.50% 2033	63,249	61,406
Fannie Mae 4.50% 2035	64,795	59,224
Fannie Mae 4.50% 2035	31,528	28,749
Fannie Mae 4.50% 2035	12,200	11,125
Fannie Mae 4.551% 2035[5]	6,506	6,419
Fannie Mae 5.00% 2035	48,444	45,564
Fannie Mae 5.00% 2035	25,173	23,676
Fannie Mae 5.00% 2035	6,599	6,207
Fannie Mae 5.50% 2035	62,238	60,415
Fannie Mae 5.50% 2035	50,869	49,323
Fannie Mae 5.50% 2035	16,846	16,321
Fannie Mae 5.50% 2035	7,841	7,597
Fannie Mae 6.50% 2035	539	549
Fannie Mae 4.50% 2036	2,619	2,392
Fannie Mae 5.00% 2036	975	916
Fannie Mae 5.50% 2036	3,948	3,822
Fannie Mae 6.00% 2036	21,595	21,427
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	9,164	9,171
Fannie Mae 6.50% 2036	19,781	19,955
Fannie Mae 5.50% 2037	108,091	104,434
Fannie Mae 5.50% 2037	34,101	32,947
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	25,987	25,499
Fannie Mae 5.50% 2037	26,177	25,291
Fannie Mae 5.50% 2037	24,818	23,979
Fannie Mae 5.50% 2037	19,670	19,004
Fannie Mae 5.50% 2037	14,941	14,332
Fannie Mae 5.50% 2037	11,813	11,413
Fannie Mae 5.50% 2037	8,152	7,876
Fannie Mae 5.50% 2037	3,048	2,945
Fannie Mae 6.00% 2037	30,113	29,860
Fannie Mae 6.00% 2037	28,092	27,852
Fannie Mae 6.00% 2037	22,379	22,036
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	19,682	19,745
Fannie Mae 6.00% 2037	18,605	18,448
Fannie Mae 6.00% 2037	11,409	11,308
Fannie Mae 6.00% 2037	2,562	2,530
Fannie Mae 6.50% 2037	63,357	63,874
Fannie Mae 6.50% 2037	15,936	16,030
Fannie Mae 6.50% 2037	15,000	15,122
Fannie Mae 6.50% 2037	8,158	8,206
Fannie Mae 7.00% 2037	47,543	48,615
Fannie Mae 7.00% 2037	17,223	17,698
Fannie Mae 7.00% 2037	14,377	14,701
Fannie Mae 7.00% 2037	10,950	11,272
Fannie Mae 7.00% 2037	10,146	10,375
Fannie Mae 7.00% 2037	5,264	5,374
Fannie Mae 7.00% 2037	4,130	4,217
Fannie Mae 7.50% 2037	5,302	5,475
Fannie Mae 7.50% 2037	3,885	4,012
Fannie Mae 7.50% 2037	1,993	2,049
Fannie Mae 7.50% 2037	1,697	1,752
Fannie Mae 7.50% 2037	1,006	1,035
Fannie Mae 8.00% 2037	3,151	3,241
Fannie Mae 8.00% 2037	1,989	2,045
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	1,636	1,675
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	1,122	1,152
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	1,803	1,869
Freddie Mac 8.50% 2008	0	0
Freddie Mac, Series SF02, Class GC, 2.64% 2009	2,108	2,090
Freddie Mac 8.50% 2009	29	29
Freddie Mac 8.50% 2010	49	50
Freddie Mac 5.00% 2018	9,876	9,627
Freddie Mac 5.50% 2018	4,916	4,880
Freddie Mac 11.00% 2018	231	255
Freddie Mac 5.50% 2019	13,636	13,520
Freddie Mac, Series 178, Class Z, 9.25% 2021	89	89
Freddie Mac, Series 2289, Class NB, 11.424% 2022[5]	207	232
Freddie Mac 6.00% 2026	5,900	5,884
Freddie Mac 6.00% 2027	9,724	9,698
Freddie Mac 4.646% 2035[5]	8,087	7,961
Freddie Mac 5.00% 2035	17,765	16,705
Freddie Mac 5.00% 2035	13,283	12,496
Freddie Mac 5.50% 2035	8,540	8,270
Freddie Mac 5.50% 2035	8,522	8,253
Freddie Mac, Series 3061, Class PN, 5.50% 2035	6,377	6,382
Freddie Mac 5.00% 2036	11,293	10,605
Freddie Mac, Series 3257, Class PA, 5.50% 2036	24,804	24,401
Freddie Mac 7.00% 2036	2,079	2,125
Freddie Mac 5.00% 2037	3,473	3,260
Freddie Mac, Series 3286, Class JN, 5.50% 2037	33,299	32,567
Freddie Mac, Series 3312, Class PA, 5.50% 2037	25,379	24,820
Freddie Mac, Series 3318, Class JT, 5.50% 2037	18,413	17,999
Freddie Mac 6.00% 2037	75,000	74,303
Freddie Mac 6.00% 2037	60,525	60,038
Freddie Mac, Series 3271, Class OA, 6.00% 2037	24,563	25,084
Countrywide Alternative Loan Trust, Series 2003-12CB, Class 2-A-1, 5.00% 2018	11,759	11,269
Countrywide Alternative Loan Trust, Series 2006-J3, Class 2-A-1, 4.75% 2020	7,625	7,266
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	113,620	112,963
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	21,657	21,547
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	15,391	14,773
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	7,750	7,734
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	7,629	7,603
Countrywide Alternative Loan Trust, Series 2005-23CB, Class A-15, 5.50% 2035	7,275	6,956
Countrywide Alternative Loan Trust, Series 2005-50CB, Class 3-A-1, 6.00% 2035	14,457	14,181
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	9,715	9,613
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	4,723	4,700
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 6.029% 2035[5]	5,230	5,231
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	8,625	8,542
Countrywide Alternative Loan Trust, Series 2007-J1, Class 3-A-4, 5.755% 2036[5]	20,000	19,856
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A-1, 6.00% 2036	15,943	15,905
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	5,520	5,512
Countrywide Alternative Loan Trust, Series 2007-8CB, Class A-1, 5.50% 2037	28,719	28,096
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 1-A-9, 5.75% 2037	17,217	16,740
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.898% 2047[5]	33,834	33,683
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S8, Class A-2, 5.00% 2018	75,349	72,197
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S10, Class A-2, 5.00% 2018	45,185	43,295
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S6, Class II-A-1, 5.00% 2018	14,572	13,962
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR1, Class A-6, 4.474% 2033[5]	673	670
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.55% 2034[5]	4,904	4,842
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 3-A1, 5.828% 2037[5]	23,181	22,905
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.58% 2045[5]	13,025	13,046
CS First Boston Mortgage Securities Corp., Series 2004-6, Class II-A-1, 4.75% 2019	33,775	32,078
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020	6,549	6,276
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	3,580	3,511
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	3,574	3,569
CS First Boston Mortgage Securities Corp., Series 2005-6, Class VI-A-1, 6.00% 2035	6,975	6,979
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	5,666	5,571
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	10,100	10,333
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[4]	20,357	12,926
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	10,000	9,717
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-AB, 4.614% 2037	10,000	9,524
CS First Boston Mortgage Securities Corp., Series 2007-2, Class 3-A-4, 5.50% 2037	23,283	21,711
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	6,910	7,059
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-2, 5.10% 2038[5]	8,000	7,886
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-2FX, 5.207% 2040	3,050	3,017
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[5]	10,000	9,725
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class II-A-4, 6.00% 2037	14,000	13,868
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	34,573	34,575
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	48,351	48,641
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class V-A-1, 7.00% 2037	25,602	26,141
Wells Fargo Mortgage-backed Securities Trust, Series 2003-13, Class A-1, 4.50% 2018	17,083	16,089
Wells Fargo Mortgage-backed Securities Trust, Series 2003-16, Class I-A-1, 4.75% 2018	8,170	7,759
Wells Fargo Mortgage-backed Securities Trust, Series 2003-6, Class I-A-1, 5.00% 2018	7,289	7,030
Wells Fargo Mortgage-backed Securities Trust, Series 2004-7, Class II-A-1, 4.50% 2019	23,955	22,550
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	13,416	12,857
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	7,375	7,232
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.657% 2036[5]	26,574	26,320
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[4]	7,250	7,090
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[4]	20,000	19,477
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[4]	37,375	36,878
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[4]	20,500	20,229
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[4]	5,550	5,478
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-2, 4.739% 2037	2,000	1,962
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC11, Class A-2, 5.016% 2037	14,040	13,864
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C1, Class A-3, 4.719% 2038	7,000	6,601
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-2, 4.223% 2042	11,687	11,339
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	3,155	3,097
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.471% 2044[5]	3,840	3,725
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 2045[5]	27,700	27,646
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	20,000	19,614
CHL Mortgage Pass-Through Trust, Series 2003-35, Class 1-A-1, 4.75% 2018	6,926	6,578
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.827% 2033[5]	1,233	1,221
CHL Mortgage Pass-Through Trust, Series 2004-22, Class A-2, 4.629% 2034[5]	4,299	4,226
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.636% 2035[5]	7,006	6,994
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 1-A-1, 5.974% 2037[5]	45,000	44,986
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 3-A-1, 6.234% 2037[5]	21,228	21,195
Lehman Mortgage Trust, Series 2005-2, Class 3-A3, 5.50% 2035	10,788	10,757
Lehman Mortgage Trust, Series 2007-6, Class 2-A1, 6.946% 2037[5]	50,884	51,423
Lehman Mortgage Trust, Series 2007-7, Class 6-A4, 7.00% 2037	22,568	22,808
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[4]	10,000	9,795
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[4]	37,750	36,838
Crown Castle Towers LLC, Series 2006-1, Class E, 6.065% 2036[4]	9,000	8,939
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[4]	16,575	16,464
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[4]	1,250	1,251
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018	14,069	13,485
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	11,187	10,719
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	7,946	7,849
Residential Accredit Loans, Inc., Series 2005-QS13, Class I-A-5, 5.50% 2035	12,894	12,717
Residential Accredit Loans, Inc., Series 2005-QS9, Class A-6, 5.50% 2035	100	95
Residential Accredit Loans, Inc., Series 2005-QS10, Class I-A, 6.00% 2035	9,048	8,946
Residential Accredit Loans, Inc., Series 2007-QS7, Class II-A-1, 6.75% 2037	17,178	17,391
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[4]	10,000	9,977
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[4]	7,000	6,974
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[4]	12,000	11,869
SBA CMBS Trust, Series 2006-1A, Class D, 5.852% 2036[4]	5,000	4,856
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[4]	18,000	17,511
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[4]	17,000	16,364
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 5.681% 2034	2,372	2,374
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	15,000	14,398
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	11,000	10,837
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042[5]	5,000	4,745
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.266% 2044[5]	22,000	21,110
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	12,500	12,274
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[4]	12,000	11,939
Tower Ventures, LLC, Series 2006-1, Class A-2, 5.45% 2036[4]	11,100	11,068
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[4]	8,000	7,873
Tower Ventures, LLC, Series 2006-1, Class D, 6.052% 2036[4]	29,000	28,977
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	44,000	44,523
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	1,527	1,518
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A-6, 6.00% 2036	13,817	13,913
First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4, Class I-A-10, 6.25% 2037	28,443	28,684
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.683% 2034[5]	9,566	9,291
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 5-A-1, 6.00% 2035	12,235	12,200
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 3-A-1, 6.022% 2036[5]	1,097	1,097
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.639% 2037[5]	15,174	15,323
Chase Mortgage Finance Trust, Series 2003-S9, Class A-1, 5.00% 2018	23,433	22,453
Chase Mortgage Finance Trust, Series 2003-S2, Class A-1, 5.00% 2018	16,046	15,375
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	5,550	5,369
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.339% 2044[5]	13,000	12,526
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045[5]	17,000	16,802
GE Commercial Mortgage Corp., Series 2005-C4, Class A-M, 5.333% 2045[5]	1,650	1,583
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7-A-1, 5.00% 2019	33,272	31,888
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2-A-1, 4.088% 2033[5]	2,702	2,694
Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class A-3, 5.00% 2018	7,079	6,827
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR5, Class 2-A7A, 6.214% 2036[5]	24,893	24,966
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.851% 2036[5]	31,558	31,182
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	9,042	8,588
Structured Asset Securities Corp., Series 2004-15, Class 2-A-1, 4.75% 2019	21,885	20,786
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.515% 2027[4,5]	290	289
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.737% 2027[4,5]	236	235
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	9,285	9,522
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.228% 2045[5]	17,730	17,422
GSR Mortgage Loan Trust, Series 2004-2F, Class VIIA-1, 4.50% 2019	18,979	17,998
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	4,817	4,703
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[4]	21,865	22,576
Residential Asset Securitization Trust, Series 2004-A6, Class A-1, 5.00% 2019	22,576	21,779
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.965% 2034[5]	2,157	2,118
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[5]	20,000	19,475
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.103% 2030[5]	20,000	20,302
J.P. Morgan Alternative Loan Trust, Series 2006-S1, Class 3-A-5, 5.73% 2036[5]	19,462	19,352
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC3, Class II-A-1, 5.25% 2020	8,687	8,555
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC8, Class A-4, 5.50% 2035	6,782	6,776
Bear Stearns Asset-backed Securities I Trust, Series 2006-AC2, Class II-1A-1, 6.00% 2036	3,687	3,684
Washington Mutual Mortgage, WMALT Series 2005-AR1, Class A-1-A, 5.58% 2035[5]	10,899	10,889
Washington Mutual Mortgage, WMALT Series 2006-1, Class 4-CB, 6.50% 2036	7,458	7,460
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.203% 2042[5]	17,875	17,579
CitiMortgage Alternative Loan Trust, Series 2005-A1, Class IIA-1, 5.00% 2020	18,270	17,531
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class II-A-1, 4.75% 2019	18,120	17,287
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 1.004% 2031[4,5]	72,949	1,488
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	6,314	6,176
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	7,665	7,877
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	6,925	6,401
Commercial Mortgage Trust, Series 2004-LNB2, Class A-2, 3.60% 2039	7,203	7,026
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	12,250	12,584
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.926% 2036[5]	12,196	12,157
Host Marriott Pool Trust, Series 1999-HMTA, Class D, 7.97% 2015[4]	10,990	11,523
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030	4,572	4,578
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	6,026	6,284
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031	10,236	10,535
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[5]	10,000	9,813
American General Mortgage Loan Trust, Series 2006-1, Class A-5, 5.75% 2035[4,5]	10,000	9,808
GMAC Mortgage Loan Trust, Series 2006-AR1, Class 2-A-1, 5.646% 2036[5]	8,665	8,578
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	1,444	1,456
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	6,918	6,775
Banc of America Alternative Loan Trust, Series 2003-11, Class 5-A-1, 5.50% 2019	7,200	7,028
CSAB Mortgage-backed Trust, Series 2006-2, Class A-6-A, 5.72% 2036[5]	6,923	6,881
American Home Mortgage Investment Trust, Series 2004-1, Class III-A, 3.28% 2044	6,642	6,320
Residential Asset Mortgage Products, Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[5]	6,529	6,260
Government National Mortgage Assn. 9.50% 2009	183	187
Government National Mortgage Assn. 9.00% 2016	41	45
Government National Mortgage Assn. 8.50% 2017	9	10
Government National Mortgage Assn. 8.50% 2017	4	4
Government National Mortgage Assn. 10.00% 2020	928	1,049
Government National Mortgage Assn. 8.50% 2021	213	230
Government National Mortgage Assn. 8.50% 2021	44	47
Government National Mortgage Assn. 8.50% 2021	7	7
Government National Mortgage Assn. 9.50% 2021	103	115
Government National Mortgage Assn. 10.00% 2021	1,338	1,512
Government National Mortgage Assn. 10.00% 2025	1,268	1,426
Metropolitan Asset Funding, Inc., Series 1998-A, Class B-1, 7.728% 2014[4]	4,669	4,607
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 6.12% 2045[5]	4,134	4,173
Salomon Brothers Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.46% 2008	106	105
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-1, 6.341% 2033	1,073	1,074
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027	364	363
		4,072,643

CONSUMER DISCRETIONARY — 3.95%
Delphi Automotive Systems Corp. 6.55% 2006[7]	17,105	19,500
Delphi Automotive Systems Corp. 6.50% 2009[7]	54,466	62,091
Delphi Corp. 6.50% 2013[7]	72,580	82,741
Delphi Automotive Systems Corp. 7.125% 2029[7]	104,355	120,530
Delphi Trust I 8.25% 2033[7]	30,031	35,887
General Motors Nova Scotia Finance Co. 6.85% 2008	1,675	1,616
General Motors Corp. 7.20% 2011	138,470	124,969
General Motors Corp. 7.125% 2013	68,665	58,537
General Motors Corp. 7.70% 2016	40,145	34,424
General Motors Corp. 8.80% 2021	27,375	23,953
General Motors Corp. 9.40% 2021	7,775	7,114
General Motors Corp. 8.25% 2023	7,000	5,740
General Motors Corp. 8.375% 2033	10,000	8,275
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	9,000	9,203
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 13.50% 2011	4,375	4,495
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[4]	59,548	58,357
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	23,350	23,233
Charter Communications Operating, LLC, Term Loan Facilities B, Delayed Draw, 7.36% 2014[5,6]	65,150	62,300
Charter Communications Operating, LLC, Term Loan Facilities B, 7.36% 2014[5,6]	28,500	27,253
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[4]	20,000	19,850
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	20,000	20,100
Univision Communications Inc., Second Lien Term Loan, 7.82% 2009[5,6]	4,315	4,196
Univision Communications Inc. 7.85% 2011	14,040	13,829
Univision Communications Inc., First Lien Term Loan B, 7.61% 2014[5,6]	41,349	38,170
Univision Communications Inc. 9.75% 2015[4,8]	90,305	82,629
Comcast Cable Communications, Inc. 6.20% 2008	49,000	49,452
Lenfest Communications, Inc. 7.625% 2008	2,000	2,019
Comcast Corp. 5.66% 2009[5]	1,250	1,248
Comcast Cable Communications, Inc. 6.875% 2009	8,000	8,198
Comcast Cable Communications, Inc. 7.125% 2013	8,100	8,573
Comcast Corp. 5.85% 2015	19,200	18,757
Comcast Corp. 5.90% 2016	8,475	8,274
Comcast Corp. 5.65% 2035	2,650	2,274
Comcast Corp. 6.45% 2037	10,000	9,542
DaimlerChrysler North America Holding Corp. 4.05% 2008	2,560	2,524
DaimlerChrysler North America Holding Corp. 4.75% 2008	1,440	1,434
DaimlerChrysler North America Holding Corp., Series E, 5.71% 2009[5]	10,000	10,004
DaimlerChrysler North America Holding Corp. 5.79% 2009[5]	15,000	15,037
DaimlerChrysler North America Holding Corp. 7.20% 2009	11,000	11,346
DaimlerChrysler North America Holding Corp. 8.00% 2010	15,000	15,920
DaimlerChrysler North America Holding Corp. 7.75% 2011	26,500	28,172
Chrysler Finance, First Lien Term Loan, 9.359% 2012[5,6]	13,245	12,583
Chrysler Finance, Second Lien Term Loan, 11.859% 2013[5,6]	5,000	4,750
MGM MIRAGE 6.00% 2009	35,100	34,574
Mandalay Resort Group 6.50% 2009	7,122	7,051
MGM MIRAGE 8.50% 2010	22,830	23,172
MGM MIRAGE 6.75% 2012	9,150	8,601
MGM MIRAGE 6.75% 2013	8,200	7,606
MGM MIRAGE 7.50% 2016	4,000	3,740
Dex Media West LLC, Dex Media West Finance Co., Series B, 8.50% 2010	5,000	5,038
R.H. Donnelley Inc. 10.875% 2012[4]	1,000	1,058
Dex Media, Inc., Series B, 0%/9.00% 2013[9]	9,000	8,145
R.H. Donnelley Corp., Series A-2, 6.875% 2013	25,975	23,507
R.H. Donnelley Corp., Series A-1, 6.875% 2013	20,650	18,688
R.H. Donnelley Corp., Series A-3, 8.875% 2016	25,375	24,804
Michaels Stores, Inc., Term Loan B, 7.625% 2013[5,6]	24,500	22,867
Michaels Stores, Inc. 10.00% 2014[4]	43,000	41,925
Michaels Stores, Inc. 0%/13.00% 2016[4,9]	17,700	9,647
Michaels Stores, Inc. 11.375% 2016[4]	6,800	6,596
K. Hovnanian Enterprises, Inc. 10.50% 2007	6,000	6,030
K. Hovnanian Enterprises, Inc. 8.00% 2012	3,000	2,565
K. Hovnanian Enterprises, Inc. 8.875% 2012	10,515	8,675
K. Hovnanian Enterprises, Inc. 7.75% 2013	13,215	10,176
K. Hovnanian Enterprises, Inc. 6.375% 2014	2,000	1,550
K. Hovnanian Enterprises, Inc. 6.50% 2014	11,555	9,071
K. Hovnanian Enterprises, Inc. 6.25% 2016	7,000	5,355
K. Hovnanian Enterprises, Inc. 7.50% 2016	9,365	7,539
K. Hovnanian Enterprises, Inc. 8.625% 2017	34,655	28,764
Time Warner Inc. 8.18% 2007	20,000	20,050
Time Warner Inc. 5.59% 2009[5]	10,000	10,011
Time Warner Inc. 5.50% 2011	1,000	994
AOL Time Warner Inc. 6.875% 2012	6,950	7,262
Time Warner Companies, Inc. 9.125% 2013	5,000	5,773
Time Warner Inc. 5.875% 2016	8,700	8,401
Time Warner Companies, Inc. 7.25% 2017	9,500	10,134
AOL Time Warner Inc. 7.625% 2031	10,750	11,506
Time Warner Inc. 6.50% 2036	500	476
Federated Retail Holdings, Inc. 5.35% 2012	13,660	13,579
Federated Retail Holdings, Inc. 5.90% 2016	46,300	44,861
Federated Department Stores, Inc. 6.79% 2027	500	431
Federated Department Stores, Inc. 7.00% 2028	1,692	1,527
Federated Department Stores, Inc. 6.90% 2029	8,890	7,869
Liberty Media Corp. 7.75% 2009	10,950	11,290
Liberty Media Corp. 7.875% 2009	37,983	39,743
Liberty Media Corp. 8.25% 2030	13,870	13,293
Clear Channel Communications, Inc. 4.625% 2008	14,000	13,843
Chancellor Media Corp. of Los Angeles 8.00% 2008	23,750	23,916
Clear Channel Communications, Inc. 7.65% 2010	15,000	14,969
Clear Channel Communications, Inc. 5.75% 2013	3,580	3,019
Clear Channel Communications, Inc. 5.50% 2014	9,170	7,202
NTL Cable PLC 8.75% 2014	26,689	26,822
NTL Cable PLC 9.125% 2016	32,000	32,480
J.C. Penney Co., Inc. 8.00% 2010	35,705	37,755
J.C. Penney Co., Inc. 9.00% 2012	10,506	11,861
J.C. Penney Corp., Inc. 5.75% 2018	2,000	1,917
J.C. Penney Corp., Inc. 6.375% 2036	4,800	4,471
Neiman Marcus Group, Inc. 9.00% 2015[8]	52,810	55,318
Cox Communications, Inc. 5.91% 2007[5]	8,250	8,265
Cox Communications, Inc. 7.875% 2009	12,500	13,048
Cox Communications, Inc. 4.625% 2010	8,250	8,063
Cox Communications, Inc. 7.75% 2010	10,000	10,613
Cox Communications, Inc. 5.45% 2014	13,500	12,891
Claire’s Stores, Inc., Term Loan, 8.11% 2013[5,6]	22,030	20,157
Claire’s Stores, Inc. 9.25% 2015[4]	32,075	28,386
Claire’s Stores, Inc. 10.50% 2017[4]	4,700	3,737
Standard Pacific Corp. 6.50% 2008	6,675	6,408
Standard Pacific Corp. 5.125% 2009	17,750	15,886
Standard Pacific Corp. 6.50% 2010	8,532	7,466
Standard Pacific Corp. 6.875% 2011	6,500	5,493
Standard Pacific Corp. 7.75% 2013	4,975	4,179
Standard Pacific Corp. 6.25% 2014	7,910	6,229
Standard Pacific Corp. 7.00% 2015	5,075	4,085
Time Warner Cable Inc. 5.40% 2012[4]	25,000	24,653
Time Warner Cable Inc. 6.55% 2037[4]	25,000	23,955
Thomson Learning, Term Loan B, 8.10% 2014[5,6]	13,625	12,893
Thomson Learning 0%/13.25% 2015[4,9]	1,750	1,277
Thomson Learning 10.50% 2015[4]	30,800	28,490
Thomson Corp. 5.50% 2035	5,000	4,358
CanWest Media Inc., Series B, 8.00% 2012	41,773	40,311
CanWest MediaWorks Inc. 9.25% 2015[4]	2,775	2,706
Toys “R” Us, Inc. 7.625% 2011	35,015	30,813
Toys “R” Us-Delaware, Inc., Term Loan B, 9.61% 2012[5,6]	12,000	11,880
Technical Olympic USA, Inc. 9.00% 2010	13,000	10,465
Technical Olympic USA, Inc. 9.00% 2010	9,990	7,942
Technical Olympic USA, Inc. 7.50% 2011	5,000	2,575
Technical Olympic USA, Inc. 9.00% 2011[4]	19,000	15,105
Technical Olympic USA, Inc. 10.375% 2012	2,500	1,437
Technical Olympic USA, Inc. 7.50% 2015	7,600	3,724
Tenneco Automotive Inc., Series B, 10.25% 2013	15,325	16,398
Tenneco Automotive Inc. 8.625% 2014	24,000	24,120
Ford Motor Co. 9.50% 2011	1,000	972
Ford Motor Co., Term Loan B, 8.36% 2013[5,6]	31,000	29,256
Ford Motor Co. 6.50% 2018	7,062	5,473
Ford Motor Co. 7.45% 2031	6,000	4,650
Mohegan Tribal Gaming Authority 6.375% 2009	19,780	19,409
Mohegan Tribal Gaming Authority 8.00% 2012	2,100	2,137
Mohegan Tribal Gaming Authority 6.125% 2013	4,175	3,914
Mohegan Tribal Gaming Authority 7.125% 2014	4,950	4,814
Mohegan Tribal Gaming Authority 6.875% 2015	8,775	8,216
Centex Corp. 5.25% 2015	17,315	14,821
Centex Corp. 6.50% 2016	24,930	22,759
KB Home 6.375% 2011	4,000	3,720
KB Home 5.875% 2015	6,270	5,235
KB Home 6.25% 2015	32,750	27,346
Boyd Gaming Corp. 7.75% 2012	28,400	28,542
Boyd Gaming Corp. 6.75% 2014	8,004	7,564
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	36,535	34,069
Radio One, Inc., Series B, 8.875% 2011	16,750	16,792
Radio One, Inc. 6.375% 2013	17,550	15,970
News America Holdings Inc. 8.00% 2016	6,000	6,782
News America Inc. 7.25% 2018	1,405	1,503
News America Holdings Inc. 8.25% 2018	7,000	8,032
News America Inc. 6.40% 2035	750	707
News America Inc. 6.75% 2038	15,000	15,694
Idearc Inc. 8.00% 2016	33,500	31,909
Royal Caribbean Cruises Ltd. 7.00% 2007	3,000	3,018
Royal Caribbean Cruises Ltd. 8.75% 2011	26,850	28,368
Harrah’s Operating Co., Inc. 5.50% 2010	26,375	24,017
Harrah’s Operating Co., Inc. 5.625% 2015	8,800	6,389
Vidéotron Ltée 6.875% 2014	21,069	19,805
Vidéotron Ltée 6.375% 2015	10,435	9,339
CSC Holdings, Inc. 7.25% 2008	8,000	8,010
CSC Holdings, Inc., Series B, 8.125% 2009	17,625	17,625
CSC Holdings, Inc., Series B, 6.75% 2012	400	365
Cablevision Systems Corp., Series B, 8.00% 2012	2,050	1,922
LBI Media, Inc. 10.125% 2012	10,395	10,941
LBI Media, Inc. 8.50% 2017[4]	14,190	13,835
Beazer Homes USA, Inc. 8.375% 2012	11,298	9,660
Beazer Homes USA, Inc. 8.125% 2016	16,810	14,036
Limited Brands, Inc. 6.90% 2017	22,855	22,813
Hilton Hotels Corp. 7.625% 2008	2,450	2,481
Hilton Hotels Corp. 7.20% 2009	9,850	10,035
Hilton Hotels Corp. 8.25% 2011	9,618	10,051
American Media Operations, Inc., Series B, 10.25% 2009	16,005	14,605
American Media Operations, Inc. 8.875% 2011	8,930	7,948
Kabel Deutschland GmbH 10.625% 2014	19,675	20,462
Gap, Inc. 10.05% 2008[5]	18,840	19,831
Warner Music Group 7.375% 2014	22,000	19,800
Viacom Inc. 5.75% 2011	3,000	2,992
Viacom Inc. 6.25% 2016	15,750	15,387
Viacom Inc. 6.875% 2036	1,500	1,415
Telenet Group Holding NV 0%/11.50% 2014[4,9]	20,027	19,326
Education Management LLC and Education Management Finance Corp. 8.75% 2014	7,775	7,775
Education Management LLC and Education Management Finance Corp. 10.25% 2016	11,175	11,175
D.R. Horton, Inc. 8.00% 2009	16,650	16,590
D.R. Horton, Inc. 7.875% 2011	550	559
Bon-Ton Department Stores, Inc. 10.25% 2014	18,850	17,059
Goodyear Tire & Rubber Co. 9.135% 2009[4,5]	7,125	7,125
Goodyear Tire & Rubber Co. 8.625% 2011[4]	9,392	9,603
Meritage Corp. 7.00% 2014	1,250	1,069
Meritage Homes Corp. 6.25% 2015	19,350	15,383
Quebecor Media Inc. 7.75% 2016	16,675	15,758
Young Broadcasting Inc. 10.00% 2011	16,890	15,454
William Lyon Homes, Inc. 7.625% 2012	17,000	13,260
William Lyon Homes, Inc. 10.75% 2013	2,500	2,137
AMC Entertainment Inc., Series B, 8.625% 2012	14,650	15,053
Visteon Corp. 7.00% 2014	18,000	14,130
MDC Holdings, Inc. 7.00% 2012	5,000	5,069
MDC Holdings, Inc. 5.50% 2013	8,250	7,762
Toll Brothers, Inc. 4.95% 2014	5,000	4,514
Toll Brothers, Inc. 5.15% 2015	9,215	8,058
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	12,187	12,400
Cooper-Standard Automotive Inc. 7.00% 2012	13,500	12,217
Ryland Group, Inc. 5.375% 2012	12,350	11,627
WCI Communities, Inc. 9.125% 2012	13,700	11,234
Seneca Gaming Corp. 7.25% 2012	8,000	7,920
Seneca Gaming Corp., Series B, 7.25% 2012	3,275	3,242
Burlington Coat Factory Warehouse Corp. 11.125% 2014	12,075	10,867
YUM! Brands, Inc. 7.70% 2012	10,000	10,843
British Sky Broadcasting Group PLC 6.875% 2009	10,000	10,216
Hanesbrands Inc., Series B, 8.784% 2014[5]	10,295	10,141
NVR, Inc. 5.00% 2010	10,000	9,849
Staples, Inc. 7.375% 2012	9,000	9,757
Seminole Tribe of Florida 6.535% 2020[4,6]	10,000	9,735
EchoStar DBS Corp. 5.75% 2008	9,300	9,253
Pinnacle Entertainment, Inc. 7.50% 2015[4]	9,400	8,695
Regal Cinemas Corp., Series B, 9.375% 2012[1]	7,250	7,604
Linens ‘n Things, Inc. 10.985% 2014[5]	10,775	7,058
Walt Disney Co. 5.70% 2011	1,000	1,017
Walt Disney Co. 5.625% 2016	2,000	1,969
Walt Disney Co. 6.00% 2017	3,000	3,035
Warnaco, Inc. 8.875% 2013	5,625	5,934
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	6,700	5,879
Gamestop Corp. 8.00% 2012	5,000	5,081
Sealy Mattress Co. 8.25% 2014	5,125	5,074
Pulte Homes, Inc. 7.875% 2011	5,000	5,068
Carnival Corp. 3.75% 2007	5,000	4,975
Marriott International, Inc., Series I, 6.375% 2017	4,500	4,506
Local T.V. Finance LLC 9.25% 2015[4,8]	4,525	4,321
Gaylord Entertainment Co. 6.75% 2014	4,000	3,740
Cinemark USA, Inc., Term Loan B, 7.09% 2013[5,6]	3,772	3,638
Entercom Radio, LLC 7.625% 2014	3,750	3,600
XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc. 9.75% 2014	2,850	2,779
Dollar General Corp. 10.625% 2015[4]	665	585
		3,410,778

FINANCIALS — 3.56%
General Motors Acceptance Corp. 6.125% 2007	12,500	12,486
General Motors Acceptance Corp. 6.125% 2008	50,000	49,586
Residential Capital Corp. 6.66% 2008[5]	20,000	19,233
Residential Capital Corp. 6.46% 2009[5]	20,000	18,802
Residential Capital Corp. 7.69% 2009[4,5]	26,250	24,675
Residential Capital Corp. 6.375% 2010	23,025	21,689
Residential Capital Corp. 6.00% 2011	19,750	18,218
General Motors Acceptance Corp. 6.875% 2011	92,370	85,970
General Motors Acceptance Corp. 7.25% 2011	59,895	56,802
Residential Capital, LLC 6.50% 2012	3,000	2,724
General Motors Acceptance Corp. 6.875% 2012	11,145	10,262
General Motors Acceptance Corp. 7.00% 2012	66,305	62,042
Residential Capital Corp. 6.50% 2013	32,500	29,198
General Motors Acceptance Corp. 6.75% 2014	36,475	32,828
General Motors Acceptance Corp. 7.56% 2014[5]	37,000	34,479
Ford Motor Credit Co. 5.80% 2009	4,000	3,843
Ford Motor Credit Co. 7.875% 2010	7,000	6,698
Ford Motor Credit Co. 9.75% 2010[5]	83,730	84,612
Ford Motor Credit Co. 7.25% 2011	4,450	4,071
Ford Motor Credit Co. 7.375% 2011	1,800	1,683
Ford Motor Credit Co. 9.875% 2011	7,500	7,601
Ford Motor Credit Co. 7.80% 2012	3,500	3,336
Ford Motor Credit Co. 8.11% 2012[5]	68,405	65,376
Ford Motor Credit Co. 8.00% 2016	9,000	8,308
Washington Mutual, Inc. 5.00% 2012	7,000	6,795
Washington Mutual, Inc. 5.66% 2012[5]	16,000	15,833
Washington Mutual Bank 5.78% 2013[5]	10,000	9,769
Washington Mutual, Inc. 4.625% 2014	5,000	4,600
Washington Mutual Bank, FA 5.65% 2014	5,000	4,871
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated)[4,5]	72,100	67,375
Washington Mutual Preferred Funding II Ltd. 6.665% (undated)[4,5]	17,100	15,251
Washington Mutual Preferred Funding III Ltd. 6.895% (undated)[4,5]	26,200	24,876
ASIF Global Financing XVIII 3.85% 2007[4]	8,500	8,459
International Lease Finance Corp. 5.00% 2010	10,000	9,883
International Lease Finance Corp. 5.125% 2010	15,000	14,897
International Lease Finance Corp. 5.00% 2012	5,000	4,874
International Lease Finance Corp., Series R, 5.40% 2012	10,000	9,970
American General Finance Corp., Series I, 5.40% 2015	17,250	16,619
ILFC E-Capital Trust I 5.90% 2065[4,5]	10,000	9,886
ILFC E-Capital Trust II 6.25% 2065[4,5]	18,790	18,137
American International Group, Inc., Series A-1, 6.25% 2087[5]	15,850	14,647
Realogy Corp., Term Loan B, 8.36% 2013[5,6]	18,392	17,277
Realogy Corp., Term Loan B, Letter of Credit, 8.36% 2013[5,6]	3,908	3,671
Realogy Corp. 10.50% 2014[4]	58,150	53,934
Realogy Corp. 11.00% 2014[4,8]	10,000	8,863
Realogy Corp. 12.375% 2015[4]	5,250	4,213
Rouse Co. 3.625% 2009	32,561	31,395
Rouse Co. 7.20% 2012	38,789	38,945
Rouse Co. 6.75% 2013[4]	12,150	12,171
HSBK (Europe) B.V. 7.75% 2013	10,275	10,403
HSBK (Europe) B.V. 7.75% 2013[4]	2,165	2,192
HSBK (Europe) B.V. 7.25% 2017[4]	65,640	63,034
Simon Property Group, LP 4.875% 2010	11,375	11,219
Simon Property Group, LP 5.375% 2011	32,700	32,544
Simon Property Group, LP 5.00% 2012	8,000	7,807
Simon Property Group, LP 6.35% 2012	5,000	5,166
Simon Property Group, LP 5.25% 2016	5,000	4,760
Simon Property Group, LP 5.875% 2017	5,000	4,964
Capmark Financial Group, Inc. 6.007% 2010[4,5]	35,000	35,095
Capmark Financial Group, Inc. 5.875% 2012[4]	22,260	20,836
Capmark Financial Group, Inc. 6.30% 2017[4]	7,000	6,212
TuranAlem Finance BV 8.00% 2014	2,390	2,175
TuranAlem Finance BV 8.50% 2015	19,110	17,486
TuranAlem Finance BV 8.50% 2015[4]	10,000	9,150
TuranAlem Finance BV 8.25% 2037[4]	35,000	31,063
E*TRADE Financial Corp. 8.00% 2011	22,775	23,344
E*TRADE Financial Corp. 7.375% 2013	8,750	8,838
E*TRADE Financial Corp. 7.875% 2015	24,700	25,565
Fifth Third Capital Trust IV 6.50% 2067[5]	59,500	56,425
MBNA Corp. 5.625% 2007	10,000	10,007
Bank of America Corp. 4.25% 2010	10,000	9,702
MBNA Global Capital Funding, Series B, 6.156% 2027[5]	35,000	34,980
Société Générale 5.922% (undated)[4,5]	900	866
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)[4,5]	51,645	51,824
PNC Funding Corp., Series II, 6.113% (undated)[4,5]	13,800	13,156
PNC Funding Corp., Series I, 6.517% (undated)[4,5]	35,400	35,738
Host Marriott, LP, Series M, 7.00% 2012	28,085	27,664
Host Marriott, LP, Series K, 7.125% 2013	10,000	9,775
Host Hotels & Resorts, LP, Series S, 6.875% 2014	10,500	10,185
UnumProvident Corp. 5.859% 2009	11,500	11,580
UnumProvident Finance Co. PLC 6.85% 2015[4]	33,500	34,025
iStar Financial, Inc. 7.00% 2008[2]	6,525	6,577
iStar Financial, Inc., Series B, 4.875% 2009[2]	5,000	4,954
iStar Financial, Inc. 5.375% 2010[2]	10,925	10,762
iStar Financial, Inc. 6.00% 2010[2]	3,750	3,772
iStar Financial, Inc., Series B, 5.125% 2011[2]	10,000	9,705
iStar Financial, Inc. 5.80% 2011[2]	5,000	4,991
iStar Financial, Inc. 6.05% 2015[2]	4,285	4,177
J.P. Morgan Chase & Co. 4.891% 2015[5]	10,000	9,852
JPMorgan Chase Capital XXI, Series U, 6.305% 2037[5]	12,500	11,702
JPMorgan Chase Capital XX, Series T, 6.55% 2066	19,290	17,722
JPMorgan Chase Capital XVIII, Series R, 6.95% 2066	5,100	4,903
Sumitomo Mitsui Banking Corp. 5.625% (undated)[4,5]	44,400	42,233
Capital One Bank 4.875% 2008	20,000	19,888
Capital One Financial Corp. 6.25% 2013	20,000	20,202
HBOS PLC 5.375% (undated)[4,5]	36,610	35,713
HBOS PLC, Series B, 5.92% (undated)[4,5]	2,100	1,883
Bank of Scotland 7.00% (undated)[4,5]	1,800	1,806
Glen Meadow Pass Through Trust 6.505% 2067[4,5]	38,500	36,593
Liberty Mutual Group Inc. 6.50% 2035[4]	23,150	20,798
Liberty Mutual Group Inc. 7.50% 2036[4]	3,600	3,556
Liberty Mutual Group Inc., Series A, 7.80% 2087[4]	12,560	10,949
Lehman Brothers Holdings Inc., Series I, 5.50% 2010[5]	2,000	1,994
Lehman Brothers Holdings Inc. 6.50% 2017	24,910	24,509
Lehman Brothers Holdings Inc. 6.875% 2037	1,000	972
Lehman Brothers Holdings Capital Trust VII 5.857% (undated)[5]	7,700	7,316
Kimco Realty Corp. 6.00% 2012	3,250	3,293
Kimco Realty Corp., Series C, 5.783% 2016	15,000	14,782
Kimco Realty Corp. 5.70% 2017	16,985	16,477
Santander Issuances, SA Unipersonal 5.72% 2016[4,5]	17,200	17,300
Santander Issuances, SA Unipersonal 5.805% 2016[4,5]	13,100	13,247
Abbey National PLC 6.70% (undated)[5]	3,635	3,672
Mangrove Bay Pass Through Trust 6.102% 2033[4,5]	25,180	24,758
Twin Reefs Asset Trust (XLFA), Series B, 6.32% (undated)[4,5]	7,200	7,223
XL Capital Ltd., Series E, 6.50% (undated)[5]	2,340	2,092
BNP Paribas 7.195% (undated)[4,5]	33,900	33,633
Household Finance Corp. 4.125% 2009	15,000	14,588
HSBC Finance Corp. 4.625% 2010	14,000	13,700
Midland Bank 5.625% Eurodollar note (undated)[5]	5,000	4,250
UniCredito Italiano SpA 5.584% 2017[4,5]	32,750	32,459
SLM Corp., Series A, 5.40% 2011	15,000	13,734
SLM Corp., Series A, 5.66% 2014[5]	10,000	8,535
SLM Corp., Series A, 5.00% 2015	12,000	9,941
Kazkommerts International BV 8.50% 2013[4]	2,500	2,488
Kazkommerts International BV 7.875% 2014[4]	10,000	9,500
Kazkommerts International BV 8.00% 2015	14,500	13,485
Kazkommerts International BV, Series 4, 7.50% 2016	7,500	6,604
Lazard Group LLC 7.125% 2015	18,265	18,672
Lazard Group LLC 6.85% 2017[4]	11,500	11,544
Merrill Lynch & Co., Inc., Series C, 5.59% 2012[5]	6,000	5,885
Merrill Lynch & Co., Inc. 5.70% 2017	4,000	3,781
Merrill Lynch & Co., Inc. 6.11% 2037	21,000	19,018
Skandinaviska Enskilda Banken AB 4.958% (undated)[4,5]	17,290	16,047
Skandinaviska Enskilda Banken AB 5.471% (undated)[4,5]	900	843
Skandinaviska Enskilda Banken AB 7.50% (undated)[4,5]	10,405	10,762
Prudential Holdings, LLC, Series C, 8.695% 2023[4,6]	22,250	27,412
CNA Financial Corp. 6.45% 2008	2,406	2,413
CNA Financial Corp. 6.60% 2008	7,130	7,218
CNA Financial Corp. 5.85% 2014	5,625	5,509
CNA Financial Corp. 7.25% 2023	11,625	11,847
Hospitality Properties Trust 7.00% 2008	1,210	1,220
Hospitality Properties Trust 6.75% 2013	23,315	24,125
Hospitality Properties Trust 6.30% 2016	1,500	1,515
Westfield Group 5.40% 2012[4]	5,000	4,956
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[4]	22,500	21,543
CIT Group Inc. 6.875% 2009	15,000	15,382
CIT Group Inc. 6.10% 2067[5]	10,390	8,957
Development Bank of Singapore Ltd. 7.875% 2010[4]	10,000	10,606
Development Bank of Singapore Ltd. 7.125% 2011[4]	5,000	5,281
DBS Bank Ltd. 5.97% 2021[4,5]	7,250	7,389
Standard Chartered Bank 5.563% Eurodollar note (undated)[5]	15,000	12,413
Standard Chartered PLC 6.409% (undated)[4,5]	9,100	8,319
Resona Bank, Ltd. 5.85% (undated)[4,5]	21,675	20,613
Countrywide Financial Corp., Series B, 5.78% 2012[5]	8,500	8,369
Countrywide Financial Corp., Series B, 5.80% 2012	12,500	12,030
Downey Financial Corp. 6.50% 2014	20,000	19,711
BBVA International SA Unipersonal 5.919% (undated)[4,5]	22,300	19,551
State Street Capital Trust IV 6.355% 2077[5]	20,000	18,966
Catlin Insurance Ltd. 7.249% (undated)[4,5]	20,145	18,529
ZFS Finance (USA) Trust V 6.50% 2037[4,5]	8,500	7,974
ZFS Finance (USA) Trust I 6.15% 2065[4,5]	4,000	3,978
ZFS Finance (USA) Trust II 6.45% 2065[4,5]	6,500	6,123
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative preferred (undated)[4,5]	18,850	17,936
AXA SA 6.379% (undated)[4,5]	4,815	4,127
AXA SA 6.463% (undated)[4,5]	15,000	13,403
Genworth Financial, Inc. 6.15% 2066[5]	17,665	16,144
North Front Pass Through Trust 5.81% 2024[4,5]	10,000	9,629
Nationwide Mutual Insurance Co. 7.875% 2033[4]	5,000	5,849
Developers Diversified Realty Corp. 4.625% 2010	10,140	9,872
Developers Diversified Realty Corp. 5.50% 2015	5,000	4,830
Independence Community Bank Corp. 4.90% 2010	5,000	4,916
Independence Community Bank 3.75% 2014[5]	10,000	9,710
Plum Creek Timberlands, LP 5.875% 2015	14,300	14,105
QBE Capital Funding II LP 6.797% (undated)[4,5]	14,765	13,810
American Express Co. 6.80% 2066[5]	12,925	13,232
Banco Mercantil del Norte, SA 6.135% 2016[4]	2,000	2,002
Banco Mercantil del Norte, SA 6.862% 2021[4]	10,250	10,431
United Dominion Realty Trust, Inc., Series E, 4.50% 2008	10,000	9,948
United Dominion Realty Trust, Inc. 5.00% 2012	2,500	2,470
Citigroup Inc. 5.125% 2011	12,500	12,383
New York Life Global Funding 4.625% 2010[4]	12,500	12,361
ORIX Corp. 5.48% 2011	12,000	11,950
Ambac Financial Group, Inc. 6.15% 2087[5]	13,560	11,055
Federal Realty Investment Trust 6.125% 2007	10,000	10,010
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	10,000	9,902
Popular North America, Inc., Series E, 3.875% 2008	10,000	9,789
United Overseas Bank Ltd. 5.375% 2019[4,5]	10,000	9,649
Allstate Corp., Series B, 6.125% 2067[5]	525	498
Allstate Corp., Series A, 6.50% 2067[5]	9,775	9,050
Duke Realty LP 4.625% 2013	10,000	9,503
Credit Agricole SA 6.637% (undated)[4,5]	9,400	8,813
Goldman Sachs Group, Inc. 5.536% 2012[5]	3,000	2,931
Goldman Sachs Group, Inc. 5.75% 2016	3,250	3,142
Goldman Sachs Group, Inc. 5.625% 2017	2,750	2,610
Canadian Imperial Bank of Commerce 5.563% Eurodollar note 2085[5]	10,000	8,525
Bank of Nova Scotia 5.50% 2085[5]	10,000	8,425
Monumental Global Funding III 5.56% 2014[4,5]	8,000	8,079
Assurant, Inc. 5.625% 2014	7,500	7,263
Wells Fargo Bank, National Assn. 4.75% 2015	7,500	7,036
Lincoln National Corp. 7.00% 2066[5]	5,940	5,978
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)[4,5]	5,000	5,113
LaBranche & Co Inc. 9.50% 2009	5,000	4,975
Silicon Valley Bank 5.70% 2012	5,000	4,922
Brandywine Operating Partnership, LP 5.75% 2012	4,190	4,200
Zions Bancorporation 5.50% 2015	4,000	3,858
Barclays Bank PLC 5.926% (undated)[4,5]	3,300	3,158
National Westminster Bank PLC 7.75% (undated)[5]	3,024	3,033
ProLogis 5.625% 2015	2,605	2,557
BOI Capital Funding (No. 2) LP 5.571% (undated)[4,5]	2,500	2,350
Financial Security Assurance Holdings Ltd. 6.40% 2066[4,5]	2,500	2,202
Nationwide Financial Services, Inc. 6.75% 2067[5]	530	463
		3,069,501

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 2.16%
U.S. Treasury 4.375% 2008	45,000	44,877
U.S. Treasury 4.50% 2009	30,000	29,939
U.S. Treasury 4.50% 2011	200,165	199,493
U.S. Treasury 3.625% 2013	40,000	37,984
U.S. Treasury 4.25% 2014	469,500	455,964
U.S. Treasury 8.875% 2017	120,000	158,156
U.S. Treasury 7.875% 2021	55,000	70,546
U.S. Treasury 6.875% 2025	66,750	81,394
U.S. Treasury 5.25% 2029	50,000	51,742
U.S. Treasury 4.50% 2036	79,660	74,544
Freddie Mac 4.125% 2010	40,375	39,375
Freddie Mac 5.25% 2011	202,750	203,940
Freddie Mac 5.00% 2018	170,000	160,103
Fannie Mae 5.25% 2012	74,000	73,710
Fannie Mae 4.625% 2013	80,000	77,164
Fannie Mae 6.25% 2029	41,000	44,238
Fannie Mae 7.25% 2030	25,000	30,288
Federal Home Loan Bank 5.625% 2016	10,000	10,030
Federal Agricultural Mortgage Corp. 4.25% 2008	6,000	5,953
Federal Agricultural Mortgage Corp. 4.875% 2011[4]	1,000	996
Federal Agricultural Mortgage Corp. 5.50% 2011[4]	3,000	3,040
United States Agency for International Development, Republic of Egypt 4.45% 2015	10,000	9,492
CoBank ACB 5.96% 2022[4,5]	4,000	4,008
		1,866,976

TELECOMMUNICATION SERVICES — 2.05%
Nextel Communications, Inc., Series E, 6.875% 2013	96,350	92,579
Nextel Communications, Inc. 5.95% 2014	8,000	7,430
Nextel Communications, Inc., Series D, 7.375% 2015	134,905	130,969
U S WEST Communications, Inc. 5.625% 2008	18,020	17,952
U S WEST Capital Funding, Inc. 6.375% 2008	7,100	7,082
Qwest Capital Funding, Inc. 7.90% 2010	32,510	32,266
Qwest Capital Funding, Inc. 7.25% 2011	38,270	37,457
Qwest Communications International Inc. 7.25% 2011	30,025	29,274
Qwest Corp. 8.875% 2012	12,400	13,098
Qwest Capital Funding, Inc. 7.625% 2021	7,225	6,322
U S WEST Capital Funding, Inc. 6.875% 2028	21,175	16,755
Qwest Capital Funding, Inc. 7.75% 2031	39,335	33,041
Dobson Cellular Systems, Inc., Series B, 8.375% 2011	26,000	27,723
Dobson Cellular Systems, Inc. 8.375% 2011	6,000	6,398
American Cellular Corp., Series B, 10.00% 2011	9,877	10,334
Dobson Communications Corp. 9.61% 2012[5]	21,000	21,315
Dobson Cellular Systems, Inc. 9.875% 2012	3,850	4,134
Dobson Communications Corp. 8.875% 2013	78,365	83,753
American Cellular Corp., Term Loan B, 7.36% 2014[5,6]	20,075	19,918
SBC Communications Inc. 4.125% 2009	17,465	17,045
SBC Communications Inc. 6.25% 2011	5,500	5,628
AT&T Corp. 7.30% 2011[5]	14,789	15,804
AT&T Wireless Services, Inc. 8.125% 2012	34,935	38,520
SBC Communications Inc. 5.10% 2014	38,500	36,516
SBC Communications Inc. 5.625% 2016	20,000	19,356
AT&T Corp 8.00% 2031	5,000	5,978
AT&T Inc. 6.80% 2036	11,235	11,668
Centennial Cellular Corp. 10.75% 2008	1,194	1,197
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	16,000	16,860
Centennial Communications Corp. 11.11% 2013[5]	44,800	45,696
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[5]	60,275	59,974
Intelsat, Ltd. 6.50% 2013	18,375	13,620
Intelsat (Bermuda), Ltd. 8.25% 2013	39,135	39,135
Intelsat (Bermuda), Ltd. 0%/9.25% 2015[9]	7,075	5,589
Intelsat (Bermuda), Ltd. 8.625% 2015	6,560	6,609
Intelsat Corp. 9.00% 2016	10,000	10,075
Intelsat (Bermuda), Ltd. 9.25% 2016	23,650	24,241
Intelsat (Bermuda), Ltd. 11.25% 2016	6,800	7,140
American Tower Corp. 7.125% 2012	60,225	59,322
American Tower Corp. 7.50% 2012	43,300	43,083
Verizon Global Funding Corp. 4.90% 2015	3,560	3,344
Verizon Communications Inc. 5.50% 2017	38,800	37,255
Verizon Global Funding Corp. 7.75% 2030	8,175	9,054
Verizon Communications Inc. 6.25% 2037	50,000	48,163
Triton PCS, Inc. 8.50% 2013[2]	94,050	94,991
Windstream Corp. 8.125% 2013	7,500	7,622
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	17,125	17,484
Windstream Corp. 8.625% 2016	63,950	65,069
Telecom Italia Capital SA, Series B, 5.25% 2013	5,000	4,761
Telecom Italia Capital SA 5.25% 2015	19,500	18,173
Telecom Italia Capital SA 7.20% 2036	31,350	31,922
Rural Cellular Corp. 8.25% 2012	4,000	4,120
Rural Cellular Corp. 11.106% 2012[5]	11,590	11,764
Rural Cellular Corp. 8.36% 2013[4,5]	36,300	36,663
Cricket Communications, Inc. 9.375% 2014	27,900	27,656
Cricket Communications, Inc. 9.375% 2014[4]	19,000	18,834
Hawaiian Telcom Communications, Inc. 9.75% 2013	16,945	16,691
Hawaiian Telcom Communications, Inc. 10.86% 2013[5]	15,920	15,681
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	7,075	7,464
France Télécom 7.75% 2011[5]	32,950	35,407
Rogers Wireless Inc. 7.25% 2012	11,825	12,495
Rogers Wireless Inc. 7.50% 2015	16,750	17,898
MetroPCS Wireless, Inc., Term Loan B, 7.625% 2013[5,6]	13,942	13,472
MetroPCS Wireless, Inc. 9.25% 2014[4]	14,300	14,085
Cincinnati Bell Inc. 7.25% 2013	26,275	26,012
Singapore Telecommunications Ltd. 6.375% 2011[4]	12,000	12,437
Singapore Telecommunications Ltd. 6.375% 2011	4,825	5,001
Koninklijke KPN NV 8.00% 2010	8,400	9,008
Koninklijke KPN NV 8.375% 2030	2,000	2,238
Embarq Corp. 6.738% 2013	10,000	10,183
PCCW-HKT Capital No. 3 Ltd. 5.25% 2015[4]	11,000	10,150
Level 3 Financing, Inc. 9.25% 2014	10,000	9,600
British Telecommunications PLC 8.625% 2010[5]	2,000	2,194
British Telecommunications PLC 9.125% 2030[5]	4,600	6,040
Deutsche Telekom International Finance BV 8.00% 2010[5]	7,150	7,643
NTELOS Inc., Term Loan B, 7.57% 2011[5,6]	5,866	5,690
Nordic Telephone Co. Holding ApS 8.875% 2016[4]	4,000	3,980
Trilogy International Partners LLC, Term Loan B, 8.86% 2012[5,6]	4,000	3,880
Millicom International Cellular SA 10.00% 2013	2,800	2,975
		1,767,955

INDUSTRIALS — 1.32%
Calair LLC and Calair Capital Corp. 8.125% 2008	8,500	8,553
Continental Airlines, Inc. 8.75% 2011	29,250	27,788
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[6]	11,700	12,154
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[6]	6,315	6,222
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[6]	2,010	1,950
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[6]	22,651	22,828
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[6]	5,450	5,557
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[6]	878	887
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[6]	16,677	16,860
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020[6]	887	852
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[6]	13,201	13,341
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[6]	761	788
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[6]	5,537	5,428
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[6]	15,697	15,825
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[6]	3,000	3,028
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[6]	2,843	3,015
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[6]	7,191	7,753
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[6]	6,103	6,259
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[6]	8,330	8,337
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[6,7]	5,302	6,233
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[6]	50,446	51,612
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[6]	6,187	6,218
United Air Lines, Inc., Term Loan B, 7.375% 2014[5,6]	18,830	17,700
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[6]	3,261	3,287
United Air Lines, Inc., Series 1996-A2, 7.87% 2019[6,7]	3,372	1,248
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[6]	5,775	5,443
American Airlines, Inc., Series 2003-1, Class G, AMBAC insured, 3.857% 2012[6]	1,600	1,536
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[6]	17,745	17,484
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[6]	3,037	3,060
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[6]	4,595	4,711
AMR Corp. 9.00% 2012	11,000	11,000
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[6]	17,138	18,129
AMR Corp. 9.00% 2016	2,000	1,940
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[6]	16,285	14,825
AMR Corp. 10.00% 2021	3,000	2,895
American Airlines, Inc., Series 2001-1, Class A-1, 6.977% 2022[6]	8,073	7,633
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[6]	8,050	8,171
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[6]	46,035	46,146
Delta Air Lines, Inc., Series 1992-A2, 9.20% 2014[6,7]	4,312	4,458
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[6]	21,516	21,960
Nielsen Finance LLC, Term Loan B, 7.61% 2013[5,6]	2,025	1,947
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[4]	41,625	42,249
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[4,9]	51,090	33,719
Northwest Airlines, Inc., Term Loan B, 8.86% 2013[5,6]	7,319	7,246
Northwest Airlines, Inc., Term Loan A, 7.10% 2018[5,6]	63,075	61,459
Allied Waste North America, Inc., Series B, 6.50% 2010	16,000	15,720
Allied Waste North America, Inc., Series B, 5.75% 2011	18,800	17,766
Allied Waste North America, Inc. 7.875% 2013	2,500	2,487
Allied Waste North America, Inc., Series B, 6.125% 2014	13,275	12,230
Allied Waste North America, Inc., Series B, 7.375% 2014	4,500	4,264
Allied Waste North America, Inc. 7.25% 2015	8,500	8,245
Allied Waste North America, Inc. 6.875% 2017	7,250	6,779
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[4,6]	30,574	31,609
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[4,6]	11,231	11,815
Ashtead Group PLC 8.625% 2015[4]	12,700	12,636
Ashtead Capital, Inc. 9.00% 2016[4]	21,900	22,119
NTK Holdings Inc. 0%/10.75% 2014[9]	12,500	7,687
THL Buildco, Inc. 8.50% 2014	27,325	23,636
Hutchison Whampoa International Ltd. 7.00% 2011[4]	5,000	5,219
Hutchison Whampoa International Ltd. 6.50% 2013[4]	25,000	25,714
General Electric Co. 5.00% 2013	5,000	4,887
General Electric Capital Corp., Series A, 5.736% 2026[5]	25,000	25,014
USG Corp. 6.30% 2016	28,500	28,211
American Standard Inc. 7.375% 2008	5,935	5,975
American Standard Inc. 7.625% 2010	16,501	17,309
ARAMARK Corp., Term Loan B, Letter of Credit, 5.35% 2014[5,6]	554	523
ARAMARK Corp., Term Loan B, 7.36% 2014[5,6]	7,875	7,434
ARAMARK Corp. 8.50% 2015[4]	14,700	13,928
ARAMARK Corp. 8.856% 2015[4,5]	1,425	1,332
Waste Management, Inc. 6.50% 2008	5,000	5,059
Waste Management, Inc. 5.00% 2014	7,000	6,648
WMX Technologies, Inc. 7.10% 2026	10,125	10,600
Tyco International Group SA 6.125% 2008	8,000	8,080
Tyco International Group SA 7.00% 2028	4,345	4,692
Tyco International Group SA 6.875% 2029	8,310	9,017
Hawker Beechcraft 8.50% 2015[4]	5,300	5,313
Hawker Beechcraft 8.875% 2015[4,8]	11,530	11,444
Hawker Beechcraft 9.75% 2017[4]	4,105	4,074
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012	11,100	11,849
H-Lines Finance Holding Corp. 0%/11.00% 2013[9]	8,448	8,427
John Deere Capital Corp., Series D, 4.375% 2008	9,000	8,942
John Deere Capital Corp. 4.875% 2009	4,000	3,977
John Deere Capital Corp. 5.40% 2011	2,000	2,003
John Deere Capital Corp., Series D, 5.50% 2017	3,000	2,944
ACIH, Inc. 0%/11.50% 2012[4,9]	6,125	4,441
Atrium Companies, Inc., Term Loan B, 8.61% 2012[5,6]	14,146	13,273
Accuride Corp. 8.50% 2015	17,200	16,426
Goodman Global Holdings, Inc., Series B, 7.875% 2012	15,550	15,628
Southwest Airlines Co. 5.25% 2014	15,000	14,024
Atlas Copco AB 5.60% 2017[4]	11,405	11,095
DRS Technologies, Inc. 6.875% 2013	275	265
DRS Technologies, Inc. 6.625% 2016	10,250	9,789
DRS Technologies, Inc. 7.625% 2018	200	193
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	9,230	9,461
Caterpillar Financial Services Corp. 2.70% 2008	3,000	2,927
Caterpillar Financial Services Corp., Series F, 5.43% 2008[5]	400	400
Caterpillar Financial Services Corp., Series F, 5.50% 2016	5,000	4,972
Esco Corp. 8.625% 2013[4]	4,000	3,940
Esco Corp. 9.235% 2013[4,5]	3,725	3,604
RSC Equipment Rental, Second Lien Term Loan B, 8.86% 2013[5,6]	7,355	7,060
Esterline Technologies Corp. 6.625% 2017[4]	7,500	7,031
TransDigm Group Inc. 7.75% 2014[4]	6,865	6,762
RBS Global, Inc. and Rexnord LLC 9.50% 2014	5,500	5,335
RBS Global, Inc. and Rexnord LLC 8.875% 2016	575	535
Deluxe Corp. 7.375% 2015[4]	5,000	4,900
Hertz Corp. 10.50% 2016	4,500	4,680
Terex Corp. 7.375% 2014	3,500	3,448
H&E Equipment Services, Inc. 8.375% 2016	3,025	3,101
Mobile Storage Group, Inc. 9.75% 2014[4]	1,650	1,741
Alion Science and Technology Corp. 10.25% 2015	1,740	1,679
Williams Scotsman, Inc. 8.50% 2015	500	540
		1,142,592

ENERGY — 1.17%
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[4,6]	25,946	25,420
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[6]	499	489
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[4,6]	13,329	14,773
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[6]	4,325	4,794
Ras Laffan Liquefied Natural Gas II 5.298% 2020[4,6]	49,350	47,129
Ras Laffan Liquefied Natural Gas III 5.838% 2027[4,6]	55,650	52,940
Williams Companies, Inc. and Credit Linked Certificate Trust 6.75% 2009[4]	8,000	8,000
Williams Companies, Inc. 6.375% 2010[4]	4,700	4,630
Williams Companies, Inc. 7.36% 2010[4,5]	8,000	8,050
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011	10,000	10,375
Williams Companies, Inc. 7.125% 2011	38,750	38,944
Williams Companies, Inc. 8.125% 2012	14,810	15,402
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	12,325	12,017
Williams Companies, Inc. 7.875% 2021	10,000	10,450
Williams Companies, Inc. 8.75% 2032	12,500	13,875
Southern Natural Gas Co. 5.90% 2017[4]	11,740	11,401
El Paso Natural Gas Co. 5.95% 2017[4]	7,500	7,309
Tennessee Gas Pipeline Co. 7.00% 2028	71,500	72,431
Newfield Exploration Co., Series B, 7.45% 2007	6,000	6,015
Newfield Exploration Co. 6.625% 2014	32,075	30,792
Newfield Exploration Co. 6.625% 2016	44,400	42,180
TransCanada PipeLines Ltd. 6.35% 2067[5]	74,770	70,107
Pogo Producing Co. 7.875% 2013	31,250	31,797
Pogo Producing Co. 6.625% 2015	2,400	2,418
Pogo Producing Co. 6.875% 2017	33,650	33,986
Enterprise Products Operating LP, Series B, 5.00% 2015	7,000	6,511
Enterprise Products Operating LP 8.375% 2066[5]	34,135	34,881
Enterprise Products Operating LP 7.034% 2068[5]	21,365	19,569
Gaz Capital SA 6.51% 2022[4]	42,310	40,567
Premcor Refining Group Inc. 6.125% 2011	14,500	14,708
Premcor Refining Group Inc. 6.75% 2011	11,150	11,539
Premcor Refining Group Inc. 9.50% 2013	12,275	12,996
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[4,6]	28,500	27,930
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[6]	9,000	8,820
Drummond Co., Inc. 7.375% 2016[4]	37,705	35,254
Forest Oil Corp. 7.25% 2019[4]	33,600	31,500
Devon Financing Corp., ULC 6.875% 2011	29,500	31,059
Kinder Morgan Inc., Term Loan B, 6.82% 2013[5,6]	21,000	20,150
Sunoco, Inc. 4.875% 2014	10,060	9,541
Sunoco, Inc. 5.75% 2017	10,000	9,755
Qatar Petroleum 5.579% 2011[4,6]	17,778	17,881
Enbridge Inc. 5.60% 2017	17,200	16,579
Canadian Natural Resources Ltd. 5.70% 2017	14,600	14,164
XTO Energy Inc. 5.65% 2016	10,000	9,769
Kinder Morgan Energy Partners LP 5.125% 2014	10,325	9,747
Petroplus Finance Ltd. 6.75% 2014[4]	3,750	3,441
Petroplus Finance Ltd. 7.00% 2017[4]	3,750	3,441
Massey Energy Co. 6.875% 2013	7,500	6,647
Pemex Project Funding Master Trust 7.875% 2009	1,600	1,651
Pemex Project Funding Master Trust 7.375% 2014	3,500	3,731
Pemex Project Funding Master Trust 8.625% 2022	750	896
Petrobas International Finance Co. 6.125% 2016	6,000	5,835
Sabine Pass LNG, L.P. 7.25% 2013[4]	6,000	5,745
Energy Transfer Partners, LP 5.95% 2015	5,200	5,059
PETRONAS Capital Ltd. 7.00% 2012[4]	4,000	4,211
Peabody Energy Corp., Series B, 6.875% 2013	4,300	4,203
Delek & Avner-Yam Tethys Ltd. 5.326% 2013[4,6]	3,507	3,444
TNK-BP Finance SA 7.50% 2016[4]	1,500	1,509
OXYMAR 7.50% 2016[4,6]	670	668
		1,009,125

HEALTH CARE — 0.94%
HCA Inc., Term Loan B, 7.61% 2013[5,6]	163,280	156,272
HCA Inc. 9.125% 2014[4]	7,790	7,712
HCA Inc. 9.25% 2016[4]	19,770	19,671
HCA Inc. 9.625% 2016[4,8]	13,520	13,452
HealthSouth Corp. 11.409% 2014[5]	41,025	41,640
HealthSouth Corp. 10.75% 2016	85,700	86,986
Tenet Healthcare Corp. 6.375% 2011	10,810	9,243
Tenet Healthcare Corp. 9.875% 2014	75,295	67,389
Tenet Healthcare Corp. 9.25% 2015	31,420	27,021
VWR International, Inc. 10.25% 2015[4,8]	73,210	69,000
Warner Chilcott Corp. 8.75% 2015	51,369	50,342
PTS Acquisition Corp. 9.50% 2015[4,8]	48,205	43,385
Cardinal Health, Inc. 4.00% 2015	25,000	21,948
Cardinal Health, Inc. 5.80% 2016[4]	10,000	9,849
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	28,340	29,899
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	19,350	19,157
Elan Finance PLC and Elan Finance Corp. 9.485% 2013[5]	10,095	9,843
Team Finance LLC and Health Finance Corp. 11.25% 2013	26,600	28,329
Hospira, Inc. 5.84% 2010[5]	10,000	10,032
Hospira, Inc. 5.55% 2012	5,295	5,304
Hospira, Inc. 6.05% 2017	8,500	8,380
UnitedHealth Group Inc. 6.00% 2017[4]	15,000	15,060
Community Health Systems Inc. 8.875% 2015[4]	11,275	11,007
Humana Inc. 6.45% 2016	10,000	10,123
Boston Scientific Corp. 6.40% 2016	3,435	3,041
Boston Scientific Corp. 7.00% 2035	8,040	6,736
Amgen Inc. 4.00% 2009	9,125	8,857
Viant Holdings Inc. 10.125% 2017[4]	8,685	8,207
Surgical Care Affiliates, Inc. 8.875% 2015[4,8]	4,250	4,059
Surgical Care Affiliates, Inc. 10.00% 2017[4]	2,500	2,388
Aetna Inc. 7.875% 2011	4,500	4,861
Accellent Inc. 10.50% 2013	3,105	2,996
Universal Hospital Services, Inc. 8.50% 2015[4,8]	460	417
Universal Hospital Services, Inc. 8.759% 2015[4,5]	1,040	975
		813,581

INFORMATION TECHNOLOGY — 0.90%
Electronic Data Systems Corp. 7.125% 2009	15,515	15,990
Electronic Data Systems Corp., Series B, 6.50% 2013[5]	127,650	125,206
Electronic Data Systems Corp. 7.45% 2029	10,555	10,605
NXP BV and NXP Funding LLC 8.11% 2013[5]	15,700	14,699
NXP BV and NXP Funding LLC 7.875% 2014	46,850	43,512
NXP BV and NXP Funding LLC 9.50% 2015	99,375	84,966
Celestica Inc. 7.875% 2011	63,905	60,230
Celestica Inc. 7.625% 2013	36,945	33,435
Sanmina-SCI Corp. 8.11% 2010[4,5]	3,500	3,465
Sanmina-SCI Corp. 6.75% 2013	11,000	9,735
Sanmina-SCI Corp. 8.11% 2014[4,5]	15,500	15,345
Sanmina-SCI Corp. 8.125% 2016	70,650	62,878
SunGard Data Systems Inc. 3.75% 2009	11,050	10,580
SunGard Data Systems Inc. 9.125% 2013	48,900	49,389
Jabil Circuit, Inc. 5.875% 2010	54,140	53,915
Western Union Co. 5.51% 2008[5]	22,000	22,002
Western Union Co. 5.40% 2011	5,000	4,929
Western Union Co. 5.93% 2016	24,000	23,558
Freescale Semiconductor, Inc., Term Loan B, 7.11% 2013[5,6]	15,451	14,338
Firestone Acquisition Corp. 8.875% 2014[4]	4,555	4,179
Firestone Acquisition Corp. 10.125% 2016[4]	9,825	8,695
Xerox Corp. 7.125% 2010	21,000	21,852
Sensata Technologies BV, Term Loan B, 7.11% 2013[5,6]	9,776	9,452
Sensata Technologies BV 8.00% 2014[5]	11,000	10,175
Hughes Communications, Inc. 9.50% 2014	15,750	15,750
National Semiconductor Corp. 6.15% 2012	15,000	15,077
Serena Software, Inc. 10.375% 2016	9,635	9,876
Cisco Systems, Inc. 5.25% 2011	9,500	9,460
Nortel Networks Ltd. 9.61% 2011[4,5]	6,500	6,614
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.00% 2014	7,505	4,578
		774,485

MATERIALS — 0.84%
Abitibi-Consolidated Co. of Canada 5.25% 2008	25,650	24,816
Abitibi-Consolidated Finance LP 7.875% 2009	6,136	5,875
Abitibi-Consolidated Inc. 8.55% 2010	12,693	11,804
Abitibi-Consolidated Inc. 7.75% 2011	6,025	5,332
Abitibi-Consolidated Co. of Canada 8.86% 2011[5]	5,225	4,676
Abitibi-Consolidated Co. of Canada 6.00% 2013	3,960	3,148
Abitibi-Consolidated Co. of Canada 8.375% 2015	17,585	14,420
Owens-Illinois, Inc. 7.35% 2008	11,400	11,429
Owens-Brockway Glass Container Inc. 8.875% 2009	18,436	18,759
Owens-Illinois, Inc. 7.50% 2010	750	743
Owens-Brockway Glass Container Inc. 7.75% 2011	13,500	13,770
Owens-Brockway Glass Container Inc. 8.75% 2012	6,000	6,255
Owens-Brockway Glass Container Inc. 8.25% 2013	14,000	14,140
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	3,700	3,580
Stone Container Corp. 8.375% 2012	19,558	18,336
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	18,275	17,224
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017	19,965	18,767
Domtar Inc. 5.375% 2013	13,350	11,481
Domtar Corp., Term Loan B, 6.695% 2014[5,6]	2,025	1,960
Domtar Inc. 7.125% 2015	42,750	40,078
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	26,110	27,416
Freeport-McMoRan Copper & Gold Inc. 8.564% 2015[5]	6,000	6,195
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	17,735	18,666
Georgia Gulf Corp. 9.50% 2014	42,230	40,330
Georgia Gulf Corp. 10.75% 2016	4,535	4,263
C5 Capital (SPV) Ltd. 6.196% (undated)[4,5]	3,000	2,955
C8 Capital (SPV) Ltd. 6.64% (undated)[4,5]	20,000	19,099
C10 Capital (SPV) Ltd. 6.722% (undated)[4,5]	17,895	16,907
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	41,710	38,582
Nalco Co. 7.75% 2011	20,010	19,710
Nalco Co. 8.875% 2013	3,500	3,465
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[9]	7,200	6,300
Stora Enso Oyj 6.404% 2016[4]	14,500	14,503
Stora Enso Oyj 7.25% 2036[4]	13,000	12,842
Georgia-Pacific Corp. 8.125% 2011	9,825	9,948
Georgia-Pacific Corp. 9.50% 2011	5,000	5,150
Georgia-Pacific Corp., First Lien Term Loan B, 7.11% 2012[5,6]	11,310	10,749
Equistar Chemicals, LP 10.125% 2008	7,321	7,614
Equistar Chemicals, LP and Equistar Funding Corp. 8.75% 2009	625	644
Lyondell Chemical Co. 10.50% 2013	13,835	15,011
Graphic Packaging International, Inc. 8.50% 2011	20,750	20,698
Norske Skogindustrier ASA 7.625% 2011[4]	19,640	20,149
Algoma Steel Inc. 9.875% 2015[4]	19,750	18,763
NewPage Corp., Series A, 11.606% 2012[5]	10,000	10,750
NewPage Corp., Series A, 12.00% 2013	5,000	5,231
FMG Finance Pty Ltd. 10.625% 2016[4]	11,500	13,225
Momentive Performance Materials Inc. 9.75% 2014[4]	12,000	11,580
Allegheny Technologies, Inc. 8.375% 2011	10,500	10,920
AEP Industries Inc. 7.875% 2013	10,500	10,448
AMH Holdings, Inc. 0%/11.25% 2014[9]	16,795	10,413
Ainsworth Lumber Co. Ltd. 7.25% 2012	4,150	3,019
Ainsworth Lumber Co. Ltd. 6.75% 2014	10,000	6,825
Ainsworth Lumber Co. Ltd. 6.75% 2014	650	445
Metals USA Holdings Corp. 11.36% 2012[4,5,8]	10,675	9,607
Building Materials Corp. of America 7.75% 2014	8,400	7,518
UPM-Kymmene Corp. 5.625% 2014[4]	7,500	7,185
JSG Funding PLC 7.75% 2015	6,500	6,240
Weyerhaeuser Co. 5.95% 2008	5,331	5,367
Ispat Inland ULC 9.75% 2014	3,207	3,498
Rockwood Specialties Group, Inc. 7.50% 2014	3,240	3,151
Berry Plastics Holding Corp. 10.25% 2016	2,950	2,802
Packaging Corp. of America 4.375% 2008[2]	2,500	2,467
Arbermarle Corp. 5.10% 2015	2,570	2,430
Plastipak Holdings, Inc. 8.50% 2015[4]	2,275	2,309
Airgas, Inc. 6.25% 2014	1,750	1,662
Mosaic Co. 7.375% 2014[4]	1,600	1,600
Corporación Nacional del Cobre de Chile 6.375% 2012[4]	1,500	1,536
Neenah Paper, Inc. 7.375% 2014	332	314
		727,094

UTILITIES — 0.84%
AES Corp. 9.50% 2009	49,815	51,060
AES Corp. 9.375% 2010	17,502	18,027
AES Corp. 8.75% 2013[4]	62,100	65,671
AES Red Oak, LLC, Series A, 8.54% 2019[6]	32,415	33,792
AES Red Oak, LLC, Series B, 9.20% 2029[6]	7,000	7,910
Edison Mission Energy 7.50% 2013	32,525	31,549
Edison Mission Energy 7.75% 2016	35,300	33,976
Midwest Generation, LLC, Series B, 8.56% 2016[6]	11,625	12,006
Edison Mission Energy 7.00% 2017[4]	34,875	31,649
Edison Mission Energy 7.20% 2019[4]	39,450	35,406
Homer City Funding LLC 8.734% 2026[6]	12,659	13,861
Edison Mission Energy 7.625% 2027[4]	5,500	4,826
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2006-E, 5.55% 2037	6,500	6,013
NRG Energy, Inc. 7.25% 2014	24,525	23,728
NRG Energy, Inc. 7.375% 2016	76,625	74,135
Israel Electric Corp. Ltd. 7.95% 2011[4]	5,000	5,330
Israel Electric Corp. Ltd. 7.70% 2018[4]	22,500	24,872
Israel Electric Corp. Ltd. 8.10% 2096[4]	4,905	5,539
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	6,000	6,521
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	4,250	4,348
Sierra Pacific Resources 8.625% 2014	2,725	2,865
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	5,675	5,547
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	13,700	13,369
Sierra Pacific Resources 6.75% 2017	3,000	2,811
PSEG Energy Holdings Inc. 8.625% 2008	3,593	3,651
PSEG Power LLC 7.75% 2011	13,806	14,800
PSEG Power LLC 5.00% 2014	10,000	9,457
MidAmerican Energy Co. 4.65% 2014	3,200	3,014
MidAmerican Energy Co. 5.95% 2017	7,000	7,052
MidAmerican Energy Holdings Co. 6.125% 2036	11,650	11,170
Cilcorp Inc. 8.70% 2009	9,000	9,223
Union Electric Co. 5.40% 2016	8,000	7,685
Cilcorp Inc. 9.375% 2029	3,000	3,327
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[4]	11,000	10,865
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[4]	7,750	7,658
Dominion Resources, Inc., Series 2002-D, 5.125% 2009	8,500	8,460
Virginia Electric and Power Co., Series 2003-A, 4.75% 2013	6,000	5,731
Virginia Electric and Power Co., Series A, 6.00% 2037	2,250	2,159
Exelon Corp. 6.75% 2011	1,000	1,033
Exelon Generation Co., LLC 6.95% 2011	1,300	1,353
Commonwealth Edison Co., First Mortgage Bonds, Series 104, 5.95% 2016	5,000	4,956
Commonwealth Edison Co., First Mortgage Bonds, Series 103, 5.90% 2036	3,850	3,565
PECO Energy Co., First and Refunding Mortgage Bonds, 5.70% 2037	5,000	4,759
Appalachian Power Co., Series G, 3.60% 2008	6,770	6,675
Appalachian Power Co., Series M, 5.55% 2011	3,000	2,995
Ohio Power Co., Series K, 6.00% 2016	5,000	5,034
Alabama Power Co., Series X, 3.125% 2008	3,750	3,687
Alabama Power Co., Series R, 4.70% 2010	1,250	1,227
Alabama Power Co., Series Q, 5.50% 2017	5,000	4,904
Mirant Americas Generation, Inc. 8.30% 2011	9,000	8,865
Constellation Energy Group, Inc. 6.125% 2009	8,000	8,098
AES Panamá, SA 6.35% 2016[4]	8,000	7,721
Intergen Power 9.00% 2017[4]	7,000	6,930
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc. 5.25% 2015	6,000	5,834
NiSource Finance Corp. 7.875% 2010	5,000	5,337
Scottish Power PLC 5.375% 2015	5,000	4,925
Duke Energy Corp., First and Refunding Mortgage Bonds, 5.30% 2015	5,000	4,839
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034	4,000	3,896
Enersis SA 7.375% 2014	3,500	3,628
Centerpoint Energy, Inc., Series B, 6.85% 2015	3,000	3,148
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[4,6]	2,657	2,644
FPL Energy National Wind Portfolio, LLC 6.125% 2019[4,6]	1,928	1,907
		727,023

ASSET-BACKED OBLIGATIONS[6]— 0.57%
Drive Auto Receivables Trust, Series 2005-1, Class A-4, MBIA insured, 4.01% 2012	9,147	9,058
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[4]	8,900	8,821
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[4]	20,000	19,994
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[4]	20,000	20,103
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-2, FGIC insured, 6.054% 2037[5]	12,500	12,535
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[5]	18,000	18,096
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-6, FGIC insured, 6.249% 2037[5]	7,500	7,494
Residential Funding Mortgage Securities II, Inc., Series 2006-HSA2, Class A-I-5, FGIC insured, 5.63% 2036[5]	10,000	9,702
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[5]	21,590	21,159
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009[4]	10,000	9,930
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[4]	20,000	19,849
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[4]	7,500	7,528
CPS Auto Receivables Trust, Series 2006-C, Class A-4, XLCA insured, 5.14% 2013[4]	10,000	10,000
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 2014[4]	10,000	10,134
Green Tree Financial Corp., Series 1995-3, Class B-2, 8.10% 2025[7]	12,449	3,735
Green Tree Financial Corp., Series 1995-2, Class B-2, 8.80% 2026[7]	9,004	4,682
Green Tree Financial Corp., Series 1996-2, Class B-2, 7.90% 2027[7]	8,186	1
Green Tree Financial Corp., Series 1997-6, Class B-2, 7.75% 2029[7]	6,004	1
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029	17,267	13,750
Green Tree Financial Corp., Series 1998-4, Class B-2, 8.11% 2030[7]	3,999	40
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	11,000	10,997
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	10,000	9,868
Prestige Auto Receivables Trust, Series 2005-1A, Class A-2, FSA insured, 4.37% 2012[4]	8,216	8,154
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 2013[4]	10,000	10,008
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 5.45% 2013[5]	18,000	18,048
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	10,000	9,806
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	8,040	7,988
Drivetime Auto Owner Trust, Series 2005-C, Class A-3, MBIA insured, 5.006% 2011[4]	6,709	6,696
Drivetime Auto Owner Trust, Series 2006-A, Class A-3, XLCA insured, 5.501% 2011[4,5]	10,000	10,039
Santander Drive Auto Receivables Trust, Series 2007-1, Class A-3, FGIC insured, 5.05% 2011	15,000	14,984
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[4]	14,250	14,270
J.P. Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A-F-4, 5.488% 2035[5]	11,978	11,630
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	11,500	11,509
CWABS, Inc., Series 2005-11, Class AF-2, 4.657% 2036	11,330	11,241
BMW Vehicle Owner Trust, Series 2006-A, Class A-4, 5.07% 2011	11,044	11,041
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 2010	1,432	1,418
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	9,320	9,301
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	10,425	10,397
Home Equity Asset Trust, Series 2004-7, Class M-1, 5.94% 2035[5]	10,000	10,025
Providian Master Note Trust, Series 2005-A1, Class A, 5.38% 2012[4,5]	10,000	10,005
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027	10,000	9,869
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-3, 5.09% 2015	8,265	8,070
Argent Securities Trust, Series 2006-M2, Class A-2D, 5.56% 2036[5]	8,000	7,911
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-A-6, 6.925% 2024	7,706	7,876
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	7,000	7,061
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 6.07% 2034[5]	7,000	7,050
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[4]	6,375	6,337
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	5,869	5,851
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 5.92% 2033[5]	191	191
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 5.82% 2034[5]	5,897	5,820
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 5.92% 2013[5]	5,000	5,069
First USA Credit Card Master Trust, Series 1998-6, Class C, 6.16% 2011[4]	2,000	2,009
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1, Class A, MBIA insured, 6.68% 2016[4]	691	694
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 5.63% 2035[5]	32	32
		487,877

CONSUMER STAPLES — 0.44%
Tyson Foods, Inc. 6.85% 2016[5]	60,100	61,278
SUPERVALU INC., Term Loan B, 6.86% 2012[5,6]	20,492	19,878
SUPERVALU INC. 7.50% 2012	5,090	5,104
Albertson’s, Inc. 7.25% 2013	21,355	20,756
Albertson’s, Inc. 8.00% 2031	12,650	11,797
Yankee Candle Co., Inc., Series B, 8.50% 2015	28,150	26,039
Yankee Candle Co., Inc., Series B, 9.75% 2017	23,445	20,983
Stater Bros. Holdings Inc. 8.125% 2012	30,625	29,706
Stater Bros. Holdings Inc. 7.75% 2015[4]	13,500	12,623
Spectrum Brands, Inc., Term Loan B, Letter of Credit, 5.17% 2013[5,6]	850	814
Spectrum Brands, Inc., Term Loan B2, 9.32% 2013[5,6]	3,125	2,969
Spectrum Brands, Inc., Term Loan B, 9.357% 2013[5,6]	17,675	16,924
Spectrum Brands, Inc. 7.375% 2015	27,850	17,963
Dole Food Co., Inc. 8.625% 2009	12,850	12,464
Dole Food Co., Inc. 7.25% 2010	8,825	8,141
Dole Food Co., Inc. 8.875% 2011	11,450	10,706
Rite Aid Corp. 7.50% 2015	2,500	2,350
Rite Aid Corp. 8.625% 2015	3,000	2,595
Rite Aid Corp. 7.50% 2017	2,500	2,306
Rite Aid Corp. 7.70% 2027	9,000	6,795
Rite Aid Corp. 6.875% 2028	2,500	1,787
Duane Reade Inc. 9.75% 2011	14,120	13,414
Ahold Finance U.S.A., Inc. 6.25% 2009	12,015	12,250
Vitamin Shoppe Industries Inc. 12.86% 2012[5]	11,650	11,766
CVS Corp. 5.298% 2027[4,6]	4,397	4,160
CVS Corp. 6.036% 2028[4,6]	6,962	6,698
Playtex Products, Inc. 8.00% 2011	10,000	10,375
Delhaize Group 6.50% 2017[4]	3,850	3,741
Delhaize America, Inc. 9.00% 2031	5,000	5,548
Smithfield Foods, Inc. 7.625% 2008	1,975	1,990
Smithfield Foods, Inc., Series B, 8.00% 2009	875	897
Smithfield Foods, Inc., Series B, 7.00% 2011	750	731
Smithfield Foods, Inc., Series B, 7.75% 2013	2,800	2,772
Smithfield Foods, Inc. 7.75% 2017	1,775	1,722
Elizabeth Arden, Inc. 7.75% 2014	3,675	3,556
Constellation Brands, Inc. 7.25% 2017[4]	3,000	2,820
Winn-Dixie Pass Through Trust, Series 1999-1, Class A-1, 7.803% 2017[1,4,6,7]	432	380
		376,798

NON-U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 0.14%
Russian Federation 8.25% 2010[6]	16,834	17,522
Russian Federation 8.25% 2010[4,6]	6,667	6,940
Russian Federation 7.50% 2030[6]	24,646	27,064
United Mexican States Government Global 8.375% 2011	3,000	3,252
United Mexican States Government Global 7.50% 2012	5,470	5,867
United Mexican States Government Global 6.375% 2013	14,765	15,289
United Mexican States Government Global 11.375% 2016	9,118	12,569
United Mexican States Government Global 6.75% 2034	7,740	8,146
State of Qatar 9.75% 2030	4,000	5,710
El Salvador (Republic of) 7.75% 2023	3,000	3,375
El Salvador (Republic of) 7.75% 2023[4]	1,250	1,406
El Salvador (Republic of) 7.65% 2035[4]	750	834
Banque Centrale de Tunisie 7.375% 2012	3,500	3,756
Bulgaria (Republic of) 8.25% 2015	3,000	3,482
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	2,500	3,087
Corporación Andina de Fomento 5.75% 2017	2,000	1,986
		120,285

MUNICIPALS — 0.02%
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2003-A-1, 6.25% 2033 (prerefunded 2013)	8,500	9,292
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds, Series 2002-A, Class A, 6.72% 2025	4,048	4,063
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	3,388	3,387
		16,742

Total bonds & notes (cost: $20,662,718,000)		20,383,455

Short-term securities — 8.79%

Federal Home Loan Bank 5.113%–5.137% due 8/10–10/24/2007	654,955	650,548
Freddie Mac 5.11%–5.145% due 8/13–10/22/2007	539,000	534,334
Procter & Gamble International Funding S.C.A. 5.20%–5.26% due 8/1–10/26/2007[4,10]	483,632	480,226
JPMorgan Chase & Co. 5.21%–5.23% due 8/17–10/22/2007	252,000	250,506
Park Avenue Receivables Co., LLC 5.23%–5.24% due 8/28–10/15/2007[4]	176,791	175,871
Jupiter Securitization Co., LLC 5.28% due 8/2/2007[4]	51,327	51,312
Variable Funding Capital Corp. 5.235%–5.27% due 8/2–10/10/2007[4,10]	474,150	471,470
Bank of America Corp. 5.205%–5.245% due 8/2–11/13/2007	449,100	445,455
Ranger Funding Co. LLC 5.26% due 9/10/2007[4,10]	22,600	22,466
Wal-Mart Stores Inc. 5.18%–5.19% due 8/7–10/23/2007[4]	460,200	456,984
Clipper Receivables Co., LLC 5.23%–5.26% due 8/1–10/11/2007[4]	383,100	380,257
State Street Corp. 5.22% due 8/2/2007	50,000	49,986
International Lease Finance Corp. 5.19%–5.21% due 8/10–10/22/2007	285,996	284,225
American General Finance Corp. 5.21% due 9/11/2007	50,000	49,697
AIG Funding, Inc. 5.205% due 8/16/2007	30,000	29,933
IBM Corp. 5.19%–5.23% due 8/3–8/10/2007[4]	199,400	199,222
IBM Capital Inc. 5.22%–5.23% due 9/18/2007[4]	90,709	90,068
CAFCO, LLC 5.225%–5.245% due 8/9–9/14/2007[4]	150,000	149,314
Ciesco LLC 5.24%–5.25% due 9/6–10/4/2007[4,10]	139,100	137,970
HSBC Finance Corp. 5.22%–5.24% due 8/20–9/12/2007[10]	275,000	273,561
Coca-Cola Co. 5.15%–5.22% due 8/22–10/30/2007[4]	244,700	242,395
General Electric Capital Services, Inc. 5.21%–5.22% due 8/1–9/21/2007	239,500	238,562
General Electric Capital Corp. 5.34% due 8/1/2007	400	400
Johnson & Johnson 5.18%–5.20% due 8/23–10/26/2007[4]	209,600	208,097
Paccar Financial Corp. 5.20%–5.22% due 8/2–10/17/2007	179,850	178,975
Honeywell International Inc. 5.18%–5.21% due 8/14–9/11/2007[4,10]	150,000	149,396
Hewlett-Packard Co. 5.25%–5.26% due 8/1–9/20/2007[4]	150,000	149,282
Private Export Funding Corp. 5.19%–5.22% due 8/21–10/10/2007[4]	137,415	136,487
CIT Group, Inc. 5.24%–5.27% due 8/22–9/10/2007[4,10]	136,700	136,130
Union Bank of California, N.A. 5.30% due 10/17–10/23/2007	100,000	99,996
Fannie Mae 5.09%–5.12% due 8/8–9/7/2007[10]	96,350	96,031
E.I. duPont de Nemours and Co. 5.22% due 9/13/2007[4]	85,000	84,458
NetJets Inc. 5.21%–5.23% due 8/27–9/27/2007[4]	69,345	68,888
Three Pillars Funding, LLC 5.26%–5.28% due 8/29–9/17/2007[4]	61,966	61,670
Caterpillar Financial Services Corp. 5.22% due 8/9–9/13/2007	52,000	51,795
Abbott Laboratories 5.24% due 8/21/2007[4]	50,000	49,847
Anheuser-Busch Cos. Inc. 5.185%–5.20% due 8/27–9/17/2007[4]	50,000	49,729
Prudential Funding, LLC 5.22% due 9/27/2007	50,000	49,579
Federal Farm Credit Banks 5.12% due 8/20/2007	48,000	47,875
Harvard University 5.20% due 8/6/2007	41,600	41,564
Wells Fargo Bank, N.A. 5.27% due 8/30/2007	39,000	39,000
Harley-Davidson Funding Corp. 5.22% due 10/26/2007[4]	36,350	35,892
FCAR Owner Trust I 5.27% due 9/20/2007	32,449	32,218
Illinois Tool Works Inc. 5.24% due 8/16/2007	25,000	24,944
Brown-Forman Corp. 5.27% due 8/21/2007[4]	25,000	24,924
Becton, Dickinson and Co. 5.21% due 9/6/2007[10]	25,000	24,866
Wm. Wrigley Jr. Co. 5.22% due 9/21/2007[4]	25,000	24,811
United Parcel Service Inc. 5.20% due 8/27/2007[4]	22,000	21,915
USAA Capital Corp. 5.19% due 8/15/2007	20,000	19,958
Kimberly-Clark Worldwide Inc. 5.21% due 9/14/2007[4]	13,500	13,412

Total short-term securities (cost: $7,585,706,000)		7,586,501

Total investment securities (cost: $74,224,520,000)		86,492,823
Other assets less liabilities		(197,362)

Net assets		$86,295,461

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $13,477,985,000.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Security did not produce income during the last 12 months.
[4]
Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $8,590,213,000, which represented 9.95% of the net assets of the fund.

[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Scheduled interest and/or principal payment was not received.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[9]	Step bond; coupon rate will increase at a later date.
[10]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-906-0907O-S10922

Summary investment portfolio

July 31, 2007

		Market	Percent
		value	of net
Common stocks - 64.14%	Shares	(000)	assets

Financials - 14.50%
Citigroup Inc.	28,464,500	$1,325,592	1.54%
Washington Mutual, Inc.	24,300,000	911,979	1.06
Wells Fargo & Co.	21,540,000	727,406	.84
Fannie Mae	11,304,322	676,451	.78
Société Générale (1)	3,811,500	653,086	.76
SunTrust Banks, Inc.	7,340,000	574,722	.67
Bank of America Corp.	10,766,550	510,550	.59
Lloyds TSB Group PLC (1)	42,839,900	481,342	.56
Fifth Third Bancorp	12,000,000	442,680	.51
Equity Residential, shares of beneficial interest	10,092,800	401,794	.46
Other securities		5,806,617	6.73
		12,512,219	14.50

Telecommunication services - 7.90%
AT&T Inc.	63,399,871	2,482,739	2.88
Verizon Communications Inc.	39,689,000	1,691,545	1.96
Vodafone Group PLC (1)	273,610,000	831,630	.96
Koninklijke KPN NV (1)	52,115,000	805,092	.93
Other securities		1,006,610	1.17
		6,817,616	7.90

Utilities - 6.89%
E.ON AG (1)	4,100,000	647,194	.75
Entergy Corp.	5,022,600	502,059	.58
SUEZ SA (1)	8,098,500	424,761	.49
Duke Energy Corp.	23,080,000	393,052	.46
RWE AG (1)	3,520,000	371,980	.43
Other securities		3,604,697	4.18
		5,943,743	6.89

Consumer staples - 6.45%
Coca-Cola Co.	17,560,000	915,052	1.06
H.J. Heinz Co. (2)	18,104,640	792,259	.92
Altria Group, Inc.	10,530,000	699,929	.81
Reynolds American Inc.	8,380,000	512,604	.59
General Mills, Inc.	8,171,800	454,515	.53
Other securities		2,190,727	2.54
		5,565,086	6.45

Industrials - 6.38%
General Electric Co.	50,370,000	1,952,341	2.26
Waste Management, Inc.	14,450,000	549,534	.64
Sandvik AB (1)	23,580,000	475,195	.55
Emerson Electric Co.	9,370,000	441,046	.51
Other securities		2,091,820	2.42
		5,509,936	6.38

Health care - 5.27%
Merck & Co., Inc.	26,260,000	1,303,809	1.51
Bristol-Myers Squibb Co.	44,375,500	1,260,708	1.46
Eli Lilly and Co.	14,485,000	783,494	.91
Pfizer Inc	26,050,000	612,436	.71
Other securities		586,972	.68
		4,547,419	5.27

Energy - 4.95%
Chevron Corp.	26,275,000	2,240,207	2.60
Royal Dutch Shell PLC, Class A (ADR)	6,919,000	536,845	.62
Marathon Oil Corp.	7,790,000	430,008	.50
Other securities		1,066,219	1.23
		4,273,279	4.95

Materials - 4.40%
Weyerhaeuser Co.	10,728,000	764,263	.89
E.I. du Pont de Nemours and Co.	14,869,200	694,838	.80
International Paper Co.	14,973,820	555,080	.64
Dow Chemical Co.	8,980,000	390,450	.45
Other securities		1,398,035	1.62
		3,802,666	4.40

Consumer discretionary - 2.74%
Esprit Holdings Ltd. (1)	40,949,000	554,663	.64
Other securities		1,807,060	2.10
		2,361,723	2.74

Information technology - 1.12%
Microchip Technology Inc. (2)	11,265,000	409,032	.47
Other securities		554,572	.65
		963,604	1.12

Miscellaneous - 3.54%
Other common stocks in initial period of acquisition		3,055,878	3.54

Total common stocks (cost: $43,156,500,000)		55,353,169	64.14

		Market	Percent
		value	of net
Preferred stocks - 1.14%	Shares	(000)	assets

Financials - 1.08%
Fannie Mae, Series O, 7.495% (3) (4)	2,190,000	114,017	.13
Other securities		819,896	.95
		933,913	1.08

Miscellaneous - 0.06%
Other preferred stocks in initial period of acquisition		46,313	.06

Total preferred stocks (cost: $1,002,594,000)		980,226	1.14

		Market	Percent
		value	of net
Warrants - 0.00%		(000)	assets

Telecommunication services - 0.00%
Other securities		23	.00

Total warrants (cost: $816,000)		23	.00

		Market	Percent
		value	of net
Convertible securities - 2.54%	Shares	(000)	assets

Financials - 0.50%
Fannie Mae, Series 2004-1, 5.375% convertible preferred	1,690	166,042	.19
Other securities		268,114	.31
		434,156	.50

Other - 1.76%
Other securities		1,517,701	1.76

Miscellaneous - 0.28%
Other convertible securities in initial period of acquisition		237,592	.28

Total convertible securities (cost: $1,816,186,000)		2,189,449	2.54

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 23.62%	(000)	(000)	assets

Mortgage-backed obligations (5) - 4.72%
Fannie Mae 4.00%-11.882% 2010-2042 (4)	$1,400,092	1,372,544	1.59
Freddie Mac 2.64%-11.424% 2008-2037 (4)	388,167	381,623	.44
Other securities		2,318,476	2.69
		4,072,643	4.72

Consumer discretionary - 3.95%
Other securities		3,410,778	3.95

Financials - 3.56%
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated) (3) (4)	72,100	67,375
Washington Mutual, Inc. 4.625%-5.66% 2012-2014 (4)	28,000	27,228
Washington Mutual Preferred Funding III Ltd. 6.895% (undated) (3) (4)	26,200	24,876
Washington Mutual Preferred Funding II Ltd. 6.665% (undated) (3) (4)	17,100	15,251
Washington Mutual Bank 5.78% 2013 (4)	10,000	9,769
Washington Mutual Bank, FA 5.65% 2014	5,000	4,871	.17
MBNA Global Capital Funding, Series B, 6.156% 2027 (4)	35,000	34,980
MBNA Corp. 5.625% 2007	10,000	10,007
Bank of America Corp. 4.25% 2010	10,000	9,702	.06
Citigroup Inc. 5.125% 2011	12,500	12,383	.02
Other securities		2,853,059	3.31
		3,069,501	3.56

U.S. government & government agency bonds & notes - 2.16%
U.S. Treasury:
4.25% 2014	469,500	455,964
3.625%-8.875% 2008-2036	686,575	748,675	1.39
Freddie Mac 4.125%-5.25% 2010-2018	413,125	403,418	.47
Fannie Mae 4.625%-7.25% 2012-2030	220,000	225,400	.26
Other securities		33,519	.04
		1,866,976	2.16

Telecommunication services - 2.05%
SBC Communications Inc. 4.125%-6.25% 2009-2016	81,465	78,545
AT&T Wireless Services, Inc. 8.125% 2012	34,935	38,520
AT&T Corp. 7.30%-8.00% 2011-2031 (4)	19,789	21,782
AT&T Inc. 6.80% 2036	11,235	11,668	.18
Verizon Communications Inc. 5.50%-6.25% 2017-2037	88,800	85,418
Verizon Global Funding Corp. 4.90%-7.75% 2015-2030	11,735	12,398	.11
Other securities		1,519,624	1.76
		1,767,955	2.05

Industrials - 1.32%
General Electric Capital Corp., Series A, 5.736% 2026 (4)	25,000	25,014
General Electric Co. 5.00% 2013	5,000	4,887	.03
Other securities		1,112,691	1.29
		1,142,592	1.32

Energy - 1.17%
Other securities		1,009,125	1.17

Other - 4.69%
Other securities		4,043,885	4.69

Total bonds & notes (cost: $20,662,718,000)		20,383,455	23.62

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 8.79%	(000)	(000)	assets

Federal Home Loan Bank 5.113%-5.137% due 8/10-10/24/2007	$654,955	650,548	.75
Freddie Mac 5.11%-5.145% due 8/13-10/22/2007	539,000	534,334	.62
Procter & Gamble International Funding S.C.A. 5.20%-5.26% due 8/1-10/26/2007 (3) (6)	483,632	480,226	.56
JPMorgan Chase & Co. 5.21%-5.23% due 8/17-10/22/2007	252,000	250,506
Park Avenue Receivables Co., LLC 5.23%-5.24% due 8/28-10/15/2007 (3)	176,791	175,871
Jupiter Securitization Co., LLC 5.28% due 8/2/2007 (3)	51,327	51,312	.55
Variable Funding Capital Corp. 5.235%-5.27% due 8/2-10/10/2007 (3) (6)	474,150	471,470	.55
Bank of America Corp. 5.205%-5.245% due 8/2-11/13/2007	449,100	445,455
Ranger Funding Co. LLC 5.26% due 9/10/2007 (3) (6)	22,600	22,466	.54
Wal-Mart Stores Inc. 5.18%-5.19% due 8/7-10/23/2007 (3)	460,200	456,984	.53
Clipper Receivables Co., LLC 5.23%-5.26% due 8/1-10/11/2007 (3)	383,100	380,257
State Street Corp. 5.22% due 8/2/2007	50,000	49,986	.50
CAFCO, LLC 5.225%-5.245% due 8/9-9/14/2007 (3)	150,000	149,314
Ciesco LLC 5.24%-5.25% due 9/6-10/4/2007 (3) (6)	139,100	137,970	.33
Coca-Cola Co. 5.15%-5.22% due 8/22-10/30/2007 (3)	244,700	242,395	.28
General Electric Capital Services, Inc. 5.21%-5.22% due 8/1-9/21/2007	239,500	238,562
General Electric Capital Corp. 5.34% due 8/1/2007	400	400	.28
Fannie Mae 5.09%-5.12% due 8/8-9/7/2007 (6)	96,350	96,031	.11
Other securities		2,752,414	3.19

Total short-term securities (cost: $7,585,706,000)		7,586,501	8.79

Total investment securities (cost: $74,224,520,000)		86,492,823	100.23
Other assets less liabilities		(197,362)	(.23)

Net assets		$86,295,461	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended July 31, 2007, appear below.

					Dividend	Market
	Beginning			Ending	or	value of
	shares or			shares or	interest	affiliates
	principal			principal	income	at 7/31/07
Company	amount	Purchases	Sales	amount	(000)	(000)

H.J. Heinz Co.	14,535,000	3,569,640	-	18,104,640	$20,785	$792,259
Microchip Technology Inc.	-	11,265,000	-	11,265,000	5,974	409,032
MeadWestvaco Corp.	10,565,696	1,300,000	1,000,000	10,865,696	9,490	353,570
iStar Financial, Inc.	7,240,000	967,550	-	8,207,550	21,085	298,180
iStar Financial, Inc. 5.375% 2010	$10,925,000	$-	$-	$10,925,000	593	10,762
iStar Financial, Inc., Series B, 5.125% 2011	$10,000,000	$-	$-	$10,000,000	547	9,705
iStar Financial, Inc., Series F, 7.80% cumulative redeemable	400,000	-	-	400,000	780	9,520
iStar Financial, Inc. 7.00% 2008	$6,525,000	$-	$-	$6,525,000	346	6,577
iStar Financial, Inc. 5.80% 2011	$5,000,000	$-	$-	$5,000,000	291	4,991
iStar Financial, Inc., Series B, 4.875% 2009	$5,000,000	$-	$-	$5,000,000	283	4,954
iStar Financial, Inc. 6.05% 2015	$4,285,000	$-	$-	$4,285,000	260	4,177
iStar Financial, Inc. 6.00% 2010	$3,750,000	$-	$-	$3,750,000	228	3,772
iStar Financial, Inc. 8.75% 2008	$1,028,000	$-	$1,028,000	$-	10	-
Brookdale Senior Living Inc.	4,785,000	1,121,600	-	5,906,600	9,692	236,323
SunCom Wireless Holdings, Inc., Class A (7)	-	47,322,770	42,590,493	4,732,277	-	115,610
Triton PCS, Inc. 8.50% 2013	$94,050,000	$-	$-	$94,050,000	8,227	94,991
Triton PCS, Inc. 8.75% 2011	$25,200,000	$1,500,000	$26,700,000	$-	2,484	-
Triton PCS, Inc. 9.375% 2011	$39,845,000	$-	$39,845,000	$-	3,669	-
Packaging Corp. of America	6,736,800	56,000	-	6,792,800	6,779	173,352
Packaging Corp. of America 4.375% 2008	$2,500,000	$-	$-	$2,500,000	112	2,467
Macquarie Korea Infrastructure Fund (1)	-	21,023,070	-	21,023,070	9,755	168,693
Arthur J. Gallagher & Co.	5,403,700	-	-	5,403,700	6,592	149,034
Goodman Fielder Ltd. (1)	67,000,000	-	-	67,000,000	5,776	143,709
Tupperware Brands Corp.	3,865,000	-	-	3,865,000	3,401	100,529
Sunstone Hotel Investors, Inc.	3,593,400	445,000	-	4,038,400	4,763	100,233
Beverly Hills Bancorp Inc.	1,848,400	-	898,400	950,000	636	7,106
Clarent Hospital Corp. (1) (7)	484,684	-	-	484,684	-	48
ConAgra Foods, Inc. (8)	26,327,600	-	14,180,400	12,147,200	8,767	-
Montpelier Re Holdings Ltd. (8)	4,465,000	-	4,465,000	-	152	-
Premier Farnell PLC (8)	21,050,000	-	21,050,000	-	-	-
Worthington Industries, Inc. (8)	3,414,900	2,358,100	4,938,600	834,400	3,056	-
					$134,533	$3,199,594

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $13,477,985,000.

(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $8,590,213,000, which represented 9.95% of the net assets of the fund.

(4) Coupon rate may change periodically.
(5) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(6) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(7) Security did not produce income during the last 12 months.
(8) Unaffiliated issuer at 7/31/2007.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at July 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $71,336,978)	$83,293,229
Affiliated issuers (cost: $2,887,542)	3,199,594	$86,492,823
Cash		7,926
Receivables for:
Sales of investments	483,468
Sales of fund's shares	197,501
Dividends and interest	471,920
Other	324	1,153,213
		87,653,962
Liabilities:
Payables for:
Purchases of investments	886,521
Repurchases of fund's shares	73,752
Dividends on fund's shares	334,950
Investment advisory services	15,094
Services provided by affiliates	44,857
Deferred directors' compensation	2,847
Other	480	1,358,501
Net assets at July 31, 2007		$86,295,461

Net assets consist of:
Capital paid in on shares of capital stock		$70,868,624
Undistributed net investment income		461,625
Undistributed net realized gain		2,696,674
Net unrealized appreciation		12,268,538
Net assets at July 31, 2007		$86,295,461

Total authorized capital stock - 5,500,000 shares, $.001 par value (4,205,628 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share *

Class A	$65,712,685	3,198,530	$20.54
Class B	5,094,499	249,422	20.43
Class C	8,911,519	436,959	20.39
Class F	3,075,407	149,896	20.52
Class 529-A	654,957	31,912	20.52
Class 529-B	117,285	5,728	20.47
Class 529-C	284,845	13,904	20.49
Class 529-E	32,385	1,580	20.49
Class 529-F	19,822	966	20.52
Class R-1	75,233	3,673	20.48
Class R-2	538,962	26,396	20.42
Class R-3	977,717	47,691	20.50
Class R-4	450,568	21,952	20.53
Class R-5	349,577	17,019	20.54

*Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $21.79 and $21.77, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2007	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $58,113;
also includes $117,483 from affiliates)	$2,153,555
Interest (net of non-U.S. taxes of $1;
also includes $17,050 from affiliates)	1,639,543	$3,793,098

Fees and expenses*:
Investment advisory services	193,966
Distribution services	298,930
Transfer agent services	39,000
Administrative services	17,690
Reports to shareholders	1,930
Registration statement and prospectus	2,629
Postage, stationery and supplies	3,891
Directors' compensation	891
Auditing and legal	188
Custodian	2,958
State and local taxes	1
Other	146
Total fees and expenses before reimbursements/waivers	562,220
Less reimbursements/waivers of fees and expenses:
Investment advisory services	19,397
Administrative services	107
Total fees and expenses after reimbursements/waivers		542,716
Net investment income		3,250,382

Net realized gain and unrealized appreciation on
investments and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $80,066 net loss from affiliates)	2,820,830
Non-U.S. currency transactions	(1,789)	2,819,041
Net unrealized appreciation on:
Investments	3,452,796
Non-U.S. currency translations	77	3,452,873
Net realized gain and unrealized appreciation
on investments and non-U.S. currency		6,271,914
Net increase in net assets resulting from operations		$9,522,296

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended July 31
	2007	2006
Operations:
Net investment income	$3,250,382	$2,667,261
Net realized gain on investments and non-U.S. currency transactions	2,819,041	1,718,266
Net unrealized appreciation on investments and non-U.S. currency translations	3,452,873	1,592,617

Net increase in net assets resulting from operations	9,522,296	5,978,144

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income and non-U.S. currency gain	(3,454,007)	(2,496,685)
Distributions from net realized gain on investments	(1,728,252)	(1,211,543)
Total dividends and distributions paid or accrued to shareholders	(5,182,259)	(3,708,228)

Net capital share transactions	13,497,369	6,036,571

Total increase in net assets	17,837,406	8,306,487

Net assets:
Beginning of year	68,458,055	60,151,568
End of year (including undistributed net investment
income: $461,625 and $674,755, respectively)	$86,295,461	$68,458,055

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization – The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation – Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Mortgage dollar rolls – The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.

2.	Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended July 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003 and by state tax authorities for tax years before 2002.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended July 31, 2007, the fund reclassified $9,330,000 from undistributed net investment income to undistributed net realized gain, and $175,000 from undistributed net investment income and $111,937,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of July 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$796,599
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2006, through July 31, 2007)*	(1,487)
Undistributed long-term capital gain	2,732,234
Gross unrealized appreciation on investment securities	13,534,219
Gross unrealized depreciation on investment securities	(1,298,044)
Net unrealized appreciation on investment securities	12,236,175
Cost of investment securities	74,256,648

*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended July 31, 2007			Year ended July 31, 2006
	Ordinary income	Long-term capital gains	Total distributions paid or accrued	Ordinary income	Long-term capital gains	Total distributions paid or accrued
Share class
Class A	$2,741,287	$1,330,299	$4,071,586	$2,018,662	$945,614	$2,964,276
Class B	184,596	108,711	293,307	140,500	81,514	222,014
Class C	296,266	174,425	470,691	201,163	117,973	319,136
Class F	115,303	55,201	170,504	70,225	33,305	103,530
Class 529-A	24,723	11,936	36,659	15,421	7,171	22,592
Class 529-B	3,874	2,332	6,206	2,598	1,542	4,140
Class 529-C	8,909	5,270	14,179	5,562	3,248	8,810
Class 529-E	1,167	605	1,772	740	373	1,113
Class 529-F	678	297	975	313	134	447
Class R-1	2,010	1,091	3,101	864	485	1,349
Class R-2	17,170	10,098	27,268	10,343	5,960	16,303
Class R-3	32,101	16,294	48,395	17,725	8,906	26,631
Class R-4	15,313	7,141	22,454	7,679	3,433	11,112
Class R-5	10,610	4,552	15,162	4,890	1,885	6,775
Total	$3,454,007	$1,728,252	$5,182,259	$2,496,685	$1,211,543	$3,708,228

4.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services – The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.125% on such assets in excess of $71 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. During the year ended July 31, 2007, CRMC reduced investment advisory services rates to a proposed rate that would continue the series of rates to include an additional rate of 0.123% on daily net assets in excess of $89 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended July 31, 2007, total investment advisory services fees waived by CRMC were $19,397,000. As a result, the fee shown on the accompanying financial statements of $193,966,000, which was equivalent to an annualized rate of 0.243%, was reduced to $174,569,000, or 0.219% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended July 31, 2007, the total administrative services fees paid by CRMC were $107,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended July 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$148,828	$35,842	Not applicable	Not applicable	Not applicable
Class B	49,263	3,158	Not applicable	Not applicable	Not applicable
Class C	80,425	Included in administrative services	$8,235	$908	Not applicable
Class F	6,546		2,159	271	Not applicable
Class 529-A	1,220		398	48	$566
Class 529-B	1,077		76	22	108
Class 529-C	2,485		175	40	248
Class 529-E	143		20	2	29
Class 529-F	-		10	1	15
Class R-1	564		67	21	Not applicable
Class R-2	3,547		682	1,370	Not applicable
Class R-3	3,950		1,101	377	Not applicable
Class R-4	882		490	19	Not applicable
Class R-5	Not applicable		224	8	Not applicable
Total	$298,930	$39,000	$13,637	$3,087	$966

Deferred directors’ compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $891,000, shown on the accompanying financial statements, includes $400,000 in current fees (either paid in cash or deferred) and a net increase of $491,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2007
Class A	$11,380,559	552,805	$3,645,817	179,124	$(5,882,210)	(285,623)	$9,144,166	446,306
Class B	592,214	28,970	258,866	12,801	(479,658)	(23,462)	371,422	18,309
Class C	2,229,591	109,165	410,555	20,323	(824,465)	(40,327)	1,815,681	89,161
Class F	1,294,485	63,019	133,621	6,566	(435,975)	(21,103)	992,131	48,482
Class 529-A	178,893	8,686	35,737	1,756	(39,519)	(1,922)	175,111	8,520
Class 529-B	19,217	936	6,115	301	(5,615)	(273)	19,717	964
Class 529-C	85,314	4,147	13,876	684	(27,708)	(1,349)	71,482	3,482
Class 529-E	8,454	411	1,734	85	(2,660)	(130)	7,528	366
Class 529-F	9,629	468	930	46	(1,175)	(57)	9,384	457
Class R-1	46,174	2,246	2,924	144	(12,774)	(619)	36,324	1,771
Class R-2	226,310	11,043	26,541	1,312	(116,865)	(5,682)	135,986	6,673
Class R-3	516,588	25,057	46,778	2,300	(200,112)	(9,691)	363,254	17,666
Class R-4	235,448	11,404	21,573	1,058	(76,506)	(3,699)	180,515	8,763
Class R-5	206,608	9,878	12,745	625	(44,685)	(2,169)	174,668	8,334
Total net increase
(decrease)	$17,029,484	828,235	$4,617,812	227,125	$(8,149,927)	(396,106)	$13,497,369	659,254

Year ended July 31, 2006
Class A	$7,526,901	404,213	$2,634,343	142,882	$(5,936,400)	(318,528)	$4,224,844	228,567
Class B	417,059	22,507	194,060	10,594	(449,190)	(24,223)	161,929	8,878
Class C	1,279,488	69,133	275,082	15,037	(854,118)	(46,137)	700,452	38,033
Class F	579,266	31,091	80,258	4,359	(369,396)	(19,859)	290,128	15,591
Class 529-A	115,828	6,225	21,870	1,187	(29,602)	(1,587)	108,096	5,825
Class 529-B	15,280	823	4,043	220	(4,608)	(248)	14,715	795
Class 529-C	51,850	2,790	8,560	465	(19,447)	(1,044)	40,963	2,211
Class 529-E	6,516	351	1,079	59	(2,291)	(123)	5,304	287
Class 529-F	4,653	250	424	23	(938)	(50)	4,139	223
Class R-1	21,603	1,163	1,257	69	(6,100)	(329)	16,760	903
Class R-2	164,063	8,842	15,707	857	(83,808)	(4,514)	95,962	5,185
Class R-3	275,744	14,822	25,650	1,394	(135,565)	(7,291)	165,829	8,925
Class R-4	163,310	8,773	10,477	568	(48,034)	(2,576)	125,753	6,765
Class R-5	96,681	5,189	5,091	276	(20,075)	(1,077)	81,697	4,388
Total net increase
(decrease)	$10,718,242	576,172	$3,277,901	177,990	$(7,959,572)	(427,586)	$6,036,571	326,576

*Includes exchanges between share classes of the fund.

6.  Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $32,316,489,000 and $23,464,810,000, respectively, during the year ended July 31, 2007.

Financial highlights(1)

		Income from investment operations(2)			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets	(4)
Class A:
Year ended 7/31/2007	$19.33	$.87	$1.73	$2.60	$(.93)	$(.46)	$(1.39)	$20.54	13.66%	$65,713	.56%		.54%		4.22%
Year ended 7/31/2006	18.70	.81	.94	1.75	(.76)	(.36)	(1.12)	19.33	9.77	53,188	.56		.53		4.35
Year ended 7/31/2005	17.10	.77	1.61	2.38	(.65)	(.13)	(.78)	18.70	14.12	47,196	.55		.54		4.26
Year ended 7/31/2004	15.44	.70	1.70	2.40	(.74)	-	(.74)	17.10	15.76	36,075	.57		.57		4.15
Year ended 7/31/2003	14.49	.72	.98	1.70	(.73)	(.02)	(.75)	15.44	12.18	25,891	.61		.61		4.98
Class B:
Year ended 7/31/2007	19.22	.70	1.74	2.44	(.77)	(.46)	(1.23)	20.43	12.83	5,094	1.32		1.30		3.46
Year ended 7/31/2006	18.61	.66	.93	1.59	(.62)	(.36)	(.98)	19.22	8.87	4,442	1.33		1.31		3.58
Year ended 7/31/2005	17.01	.63	1.61	2.24	(.51)	(.13)	(.64)	18.61	13.32	4,135	1.34		1.32		3.48
Year ended 7/31/2004	15.36	.56	1.69	2.25	(.60)	-	(.60)	17.01	14.84	3,231	1.35		1.35		3.37
Year ended 7/31/2003	14.42	.61	.97	1.58	(.62)	(.02)	(.64)	15.36	11.37	2,015	1.39		1.39		4.17
Class C:
Year ended 7/31/2007	19.19	.69	1.73	2.42	(.76)	(.46)	(1.22)	20.39	12.80	8,911	1.37		1.35		3.41
Year ended 7/31/2006	18.58	.65	.93	1.58	(.61)	(.36)	(.97)	19.19	8.83	6,675	1.38		1.36		3.52
Year ended 7/31/2005	16.99	.61	1.60	2.21	(.49)	(.13)	(.62)	18.58	13.17	5,756	1.43		1.41		3.38
Year ended 7/31/2004	15.34	.55	1.69	2.24	(.59)	-	(.59)	16.99	14.75	3,833	1.44		1.44		3.26
Year ended 7/31/2003	14.41	.59	.97	1.56	(.61)	(.02)	(.63)	15.34	11.23	1,850	1.48		1.48		4.07
Class F:
Year ended 7/31/2007	19.30	.86	1.74	2.60	(.92)	(.46)	(1.38)	20.52	13.69	3,075	.60		.57		4.18
Year ended 7/31/2006	18.68	.80	.93	1.73	(.75)	(.36)	(1.11)	19.30	9.68	1,957	.60		.57		4.30
Year ended 7/31/2005	17.08	.75	1.61	2.36	(.63)	(.13)	(.76)	18.68	14.01	1,603	.67		.65		4.14
Year ended 7/31/2004	15.42	.67	1.71	2.38	(.72)	-	(.72)	17.08	15.65	1,000	.69		.69		4.02
Year ended 7/31/2003	14.47	.71	.97	1.68	(.71)	(.02)	(.73)	15.42	12.11	471	.72		.72		4.83
Class 529-A:
Year ended 7/31/2007	19.31	.85	1.73	2.58	(.91)	(.46)	(1.37)	20.52	13.57	655	.65		.63		4.14
Year ended 7/31/2006	18.68	.80	.94	1.74	(.75)	(.36)	(1.11)	19.31	9.70	452	.63		.61		4.27
Year ended 7/31/2005	17.08	.75	1.61	2.36	(.63)	(.13)	(.76)	18.68	13.98	328	.70		.68		4.13
Year ended 7/31/2004	15.42	.68	1.70	2.38	(.72)	-	(.72)	17.08	15.61	195	.67		.67		4.06
Year ended 7/31/2003	14.48	.71	.97	1.68	(.72)	(.02)	(.74)	15.42	12.10	93	.68		.68		4.87
Class 529-B:
Year ended 7/31/2007	19.26	.68	1.73	2.41	(.74)	(.46)	(1.20)	20.47	12.71	117	1.45		1.43		3.34
Year ended 7/31/2006	18.65	.64	.92	1.56	(.59)	(.36)	(.95)	19.26	8.71	92	1.47		1.44		3.44
Year ended 7/31/2005	17.05	.59	1.61	2.20	(.47)	(.13)	(.60)	18.65	13.05	74	1.55		1.53		3.28
Year ended 7/31/2004	15.36	.53	1.70	2.23	(.54)	-	(.54)	17.05	14.67	51	1.57		1.57		3.16
Year ended 7/31/2003	14.46	.58	.97	1.55	(.63)	(.02)	(.65)	15.36	11.10	28	1.60		1.60		3.95
Class 529-C:
Year ended 7/31/2007	19.27	.69	1.74	2.43	(.75)	(.46)	(1.21)	20.49	12.77	285	1.45		1.42		3.35
Year ended 7/31/2006	18.65	.64	.93	1.57	(.59)	(.36)	(.95)	19.27	8.77	201	1.46		1.43		3.45
Year ended 7/31/2005	17.06	.59	1.60	2.19	(.47)	(.13)	(.60)	18.65	13.00	153	1.54		1.52		3.29
Year ended 7/31/2004	15.39	.53	1.71	2.24	(.57)	-	(.57)	17.06	14.69	95	1.56		1.56		3.17
Year ended 7/31/2003	14.46	.58	.97	1.55	(.60)	(.02)	(.62)	15.39	11.10	44	1.59		1.59		3.96
Class 529-E:
Year ended 7/31/2007	19.28	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.49	13.27	32	.94		.91		3.86
Year ended 7/31/2006	18.66	.74	.93	1.67	(.69)	(.36)	(1.05)	19.28	9.32	23	.94		.92		3.96
Year ended 7/31/2005	17.06	.69	1.61	2.30	(.57)	(.13)	(.70)	18.66	13.63	17	1.02		1.01		3.80
Year ended 7/31/2004	15.40	.62	1.70	2.32	(.66)	-	(.66)	17.06	15.24	10	1.04		1.04		3.69
Year ended 7/31/2003	14.47	.66	.96	1.62	(.67)	(.02)	(.69)	15.40	11.66	5	1.06		1.06		4.48

Class 529-F:
Year ended 7/31/2007	$19.30	$.90	$1.73	$2.63	$(.95)	$(.46)	$(1.41)	$20.52	13.87%	$20	.44%		.41%		4.37%
Year ended 7/31/2006	18.68	.83	.93	1.76	(.78)	(.36)	(1.14)	19.30	9.85	10	.44		.42		4.46
Year ended 7/31/2005	17.08	.75	1.60	2.35	(.62)	(.13)	(.75)	18.68	13.96	5	.70		.68		4.14
Year ended 7/31/2004	15.42	.67	1.69	2.36	(.70)	-	(.70)	17.08	15.53	3	.79		.79		3.95
Period from 9/17/2002 to 7/31/2003	14.11	.60	1.24	1.84	(.51)	(.02)	(.53)	15.42	13.38	1	.81	(5)	.81	(5)	4.68	(5)
Class R-1:
Year ended 7/31/2007	19.27	.70	1.72	2.42	(.75)	(.46)	(1.21)	20.48	12.75	75	1.41		1.39		3.41
Year ended 7/31/2006	18.65	.64	.94	1.58	(.60)	(.36)	(.96)	19.27	8.79	37	1.45		1.41		3.46
Year ended 7/31/2005	17.05	.61	1.61	2.22	(.49)	(.13)	(.62)	18.65	13.15	19	1.50		1.45		3.36
Year ended 7/31/2004	15.39	.55	1.70	2.25	(.59)	-	(.59)	17.05	14.75	8	1.55		1.48		3.27
Year ended 7/31/2003	14.47	.60	.96	1.56	(.62)	(.02)	(.64)	15.39	11.19	2	1.92		1.50		4.02
Class R-2:
Year ended 7/31/2007	19.22	.69	1.72	2.41	(.75)	(.46)	(1.21)	20.42	12.73	539	1.44		1.39		3.38
Year ended 7/31/2006	18.60	.64	.94	1.58	(.60)	(.36)	(.96)	19.22	8.83	379	1.52		1.40		3.48
Year ended 7/31/2005	17.01	.61	1.60	2.21	(.49)	(.13)	(.62)	18.60	13.16	271	1.58		1.42		3.39
Year ended 7/31/2004	15.36	.55	1.69	2.24	(.59)	-	(.59)	17.01	14.75	139	1.75		1.44		3.30
Year ended 7/31/2003	14.48	.59	.95	1.54	(.64)	(.02)	(.66)	15.36	11.12	52	1.81		1.46		4.02
Class R-3:
Year ended 7/31/2007	19.29	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.50	13.26	978	.94		.92		3.86
Year ended 7/31/2006	18.67	.73	.93	1.66	(.68)	(.36)	(1.04)	19.29	9.29	579	.96		.94		3.94
Year ended 7/31/2005	17.07	.70	1.60	2.30	(.57)	(.13)	(.70)	18.67	13.68	394	.97		.96		3.85
Year ended 7/31/2004	15.41	.62	1.70	2.32	(.66)	-	(.66)	17.07	15.25	176	1.02		1.02		3.70
Year ended 7/31/2003	14.48	.65	.98	1.63	(.68)	(.02)	(.70)	15.41	11.68	56	1.12		1.08		4.42
Class R-4:
Year ended 7/31/2007	19.31	.85	1.74	2.59	(.91)	(.46)	(1.37)	20.53	13.57	451	.65		.63		4.15
Year ended 7/31/2006	18.69	.79	.93	1.72	(.74)	(.36)	(1.10)	19.31	9.60	255	.66		.64		4.22
Year ended 7/31/2005	17.09	.76	1.60	2.36	(.63)	(.13)	(.76)	18.69	14.00	120	.67		.65		4.17
Year ended 7/31/2004	15.43	.68	1.70	2.38	(.72)	-	(.72)	17.09	15.64	30	.69		.69		4.05
Year ended 7/31/2003	14.49	.70	.98	1.68	(.72)	(.02)	(.74)	15.43	12.07	12	.72		.72		4.81
Class R-5:
Year ended 7/31/2007	19.32	.91	1.74	2.65	(.97)	(.46)	(1.43)	20.54	13.94	350	.36		.33		4.42
Year ended 7/31/2006	18.70	.85	.93	1.78	(.80)	(.36)	(1.16)	19.32	9.92	168	.36		.34		4.56
Year ended 7/31/2005	17.10	.80	1.61	2.41	(.68)	(.13)	(.81)	18.70	14.33	81	.37		.35		4.45
Year ended 7/31/2004	15.44	.73	1.71	2.44	(.78)	-	(.78)	17.10	16.01	57	.37		.37		4.35
Year ended 7/31/2003	14.49	.75	.98	1.73	(.76)	(.02)	(.78)	15.44	12.43	39	.40		.40		5.17

	Year ended July 31
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	32%	35%	24%	27%	28%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.  During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5) Annualized.

See Notes to Financial Statements

REPLACE WITH N-1A OPINION (DUE 9/26)

Tax information
                                                                                                                              unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended July 31, 2007:

Long-term capital gains	$1,730,881,000
Qualified dividend income	2,200,650,000
Corporate dividends received deduction	1,380,621,000
U.S. government income that may be exempt from state taxation	85,557,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.